UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes
Fred Alger Management, LLC
360 Park Avenue South
New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT(S) TO STOCKHOLDERS.

The Alger Institutional Funds

Shareholders’ Letter (Unaudited)	April 30, 2021

Dear Shareholders,

Recent Market Performance Masks the Appeal of Industry Disrupters

In our opinion, unprecedented amounts of fiscal and monetary stimulus, anticipation of a grand re-opening of the economy and the widespread digitization of business models has resulted in investors assessing two possible approaches to pursuing investments that can benefit from a growing economy. One approach involves conducting in-depth fundamental research to find companies with strong earnings that are using innovation to create secular growth, including in industries such as leisure and restaurants, that benefit from economic expansion. The other approach relies on, what we believe, is a flawed shortcut of investing in businesses classified as value companies to gain exposure to cyclical opportunities, or businesses that may have weak fundamentals but have potential to benefit from economic growth.

While equities of secular growth leaders underperformed value stocks during the six-month period ended April 30, 2021, we believe they have potential to generate attractive long-term performance. Therefore, we are continuing to seek companies with strong fundamentals that we believe are benefiting from developing innovative products and services.

Optimism Supports Markets

In the U.S., the S&P 500 Index generated a 28.85% return for the aforementioned six-month reporting period. Value indices outperformed the broad market, with the Russell 3000 Value Index gaining 37.84% and small cap value leading, as indicated by the 59.17% return of the Russell 2000 Value Index, as investors pursued cyclical companies. Nevertheless, the Russell 1000 Growth Index, which trailed other U.S. equity benchmarks, generated a 24.31% return. During the six-month reporting period, cyclical sectors such as Energy, Materials and Industrials outperformed the broad market, while higher interest rates supported the performance of the Financials sector. Broadly speaking, investors sold shares of companies that had led markets for most of 2020, including companies that experienced increased demand for technology that enables social distancing, such as e-commerce and remote working.

During the reporting period, the rapid development of Covid-19 vaccines and progress toward inoculating individuals supported investor optimism that economic shutdowns and other measures to contain the pandemic will be curtailed or eliminated. Simultaneously, analysts upgraded their outlook for 2021 earnings growth, while the prospect of additional fiscal stimulus was also a tailwind as Joe Biden captured the presidency. President Biden eventually succeeded in gaining approval of a $1.9 trillion coronavirus relief package that includes $1,400 checks for eligible individuals. President Biden also signaled his commitment to further prime the economy with a proposed $2.3 trillion infrastructure program.

Inflation and Valuations Spark Volatility

Optimism was occasionally dampened by fears that strong economic growth and stimulus spending could spark inflation, even though the Federal Reserve has maintained that inflationary pressures may be transitory and signaled that it is unlikely to curtail monetary stimulus prematurely. After dipping into negative territory during portions of 2020, inflation crept up to approximately 2% during the reporting period, the same benign level that existed in 2019. Valuations also sparked concern among some investors, with the S&P 500 forward price-to-earnings ratio climbing from 13.1 times earnings in late March of 2020 to 21.7 times earnings as of April 30 of this year compared to the 20-year average of 15.4 times.

We believe, however, that other valuation metrics, such as free cash flow and the equity risk premium, are encouraging. Due to what we believe are outdated accounting standards, corporations’ growing investments in intangible assets, such as software, marketing algorithms, research and patents are expensed rather than capitalized, causing earnings to decline relative to free cash flow, which is the amount of cash remaining after expenditures for operations and the maintenance of capital assets. Free cash flow as a percentage of net income during the past three years has been 111% and has increased substantially since the 1990’s when it was typically 75%, which depicts stocks as more attractively valued compared to the P/E metric. The equity risk premium, which measures investors’ required rate of return above the prevailing risk-free interest rate, furthermore, was only 4.8% for the S&P 500 as of April 30, 2021, which we believe is attractive from a historical perspective.

International Markets Also Advance

International markets were also strong during the reporting period with the MSCI ACWI ex USA Index, the MSCI ACWI Index and the MSCI Emerging Markets Index returning 27.66%, 28.56% and 23.09%, respectively. Optimism about a global economic recovery combined with increasing supplies of the Covid-19 vaccines supported markets, while rising commodity prices were an additional tailwind for certain emerging market countries. The price of West Texas Intermediate crude oil, for example, increased from $35 a barrel to $63.50 a barrel during the reporting period.

Choosing the Path Forward

We believe the post-pandemic economic recovery is benefiting from not only scaling back or eliminating social distancing requirements, but also from the strength of the U.S. consumer. The strong performance of equities and increasing home values during the past year have helped household net worth climb to $130 trillion, a sizeable amount that as of April 30, 2021, was expected to have increased by approximately 20%, or $25 trillion, in the first quarter of this year. If Americans spend 2% of that increased wealth, approximately $500 billion would surge through the economy, boosting GDP by 2.5%. At the same time, stimulus checks are only now starting to work their way through the economy.

As estimates for GDP growth climb and U.S. personal savings grow, it may be tempting to embrace cyclical stocks typically classified as value stocks in anticipation of strong economic expansion. At Alger, however, we are continuing to take a long-term approach that involves seeking growth companies with strong fundamentals that are using innovation to disrupt their specific industries.

First, value market rallies have historically been short-lived, which illustrates the difficulty of successfully timing value trades.

•
The Trump election in the fall of 2016 resulted in the Russell 3000 Value Index rising 6% relative to the Russell 3000 Growth Index, as investors priced in lower corporate tax rates which benefit more domestically oriented companies like banks and retailers. Approximately half of the rally was concentrated in the two weeks after the election.

•
When worries about the longevity of the European Union subsided in the spring of 2012, the Russell 3000 Value Index rallied over 8% relative to the growth benchmark through mid-2013. More than half of that move occurred in late 2012 and early 2013.

•	After the Global Financial Crisis, the Russell 3000 Value Index rose over 4% relative to the Russell 3000 Growth Index in the summer of 2009, but most of the rally took place over only one month.

Importantly, these value rallies occurred within a long structural downward period for value underperformance, with the Russell 3000 Value Index generating an annualized return of 11.04% for the 10-year period ended April 30, 2021, compared to the 16.7% annualized return of the Russell 3000 Growth Index. Additionally, we maintain that broader structural issues, including what we believe is the outdated practice of not fully valuing intangible assets, has made the common practice of using price-to-book ratios in classifying stocks as value equities obsolete.

Finally, growth companies are often leaders in innovation and can potentially benefit from corporations increasingly digitizing their business models, which over the years has become a competitive necessity. Indeed, during earnings calls, businesses are emphasizing the need to digitize rather than increase their exposure to more discretionary services or products within their respective industries. We believe that the intersection of digital innovation and certain end markets that may benefit from economic growth may be attractive for investors. These may include travel and leisure stocks, restaurant stocks, retailers or even certain commercial real estate and energy companies.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 21.57% for the fiscal six-month period ended April 30, 2021, compared to the 24.31% return of the Russell 1000 Growth Index. Effective February 11, 2021, Alger Chief Executive Officer and Portfolio Manager, Daniel C. Chung, CFA, joined the portfolio management team of the Fund.

During the reporting period, the largest portfolio sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Healthcare.

Contributors to Performance

The Financials and Industrials sectors provided the largest contributions to relative performance during the reporting period.

Regarding individual positions, Microsoft Corp.; Alphabet, Inc., Cl. C; Apple, Inc.; Amazon. com, Inc.; and Visa, Inc., Cl. A were among the top contributors to absolute performance. We believe Microsoft is a “Positive Dynamic Change” beneficiary of corporate America’s transformative digitization. Microsoft’s enterprise cloud product, Azure, is rapidly growing and accruing market share. Recently, Microsoft reported that Azure grew 50% during the fourth quarter of 2020. This high unit volume growth is a primary driver of the company’s higher share price, but Microsoft’s operating execution has enabled notable margin expansion that has also helped to increase forward earnings estimates. Microsoft’s subscription-based software offerings and cloud computing services have not been entirely immune to the pandemic-related economic slowdown but are resilient because they enhance customers’ growth initiatives and help them to reduce costs. Additionally, investors appreciate Microsoft’s strong free cash flow generation and its return of cash to shareholders in the form of dividends and share repurchases.

Detractors from Performance

The Consumer Discretionary and Healthcare sectors were among the sectors that detracted from results. Regarding individual positions, Alibaba Group Holding Ltd. Sponsored ADR; Humana, Inc.; Coinbase Global, Inc., Cl. A; Discovery, Inc., Cl. A; and Penn National Gaming, Inc. were among the top detractors from performance. Alibaba is the dominant e-commerce platform in the Chinese economy where e-commerce remains underpenetrated and fast growing. It is also a leading player in China’s cloud computing, big data analytics, digital media and entertainment markets. The Fund owns Alibaba shares because of the large addressable market opportunities in e-commerce and cloud computing, as well as the company’s potential for exploiting those opportunities due to state-enacted barriers that block meaningful foreign competitors. Unfortunately, the Chinese communist party has exhibited increased regulatory oversight of Alibaba, which precluded the company from consummating a value-creating IPO of ANT Financial, its formidable fintech platform. As a result of this near-term regulatory uncertainty, the Alibaba investment detracted from portfolio performance.

Alger Focus Equity Fund

The Alger Focus Equity Fund returned 23.51% for the fiscal six-month period ended April 30, 2021, compared to the 24.31% return of the Russell 1000 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest underweight was Healthcare.

Contributors to Performance

The Information Technology and Communication Services sectors provided the greatest contributions to relative performance during the reporting period.

Regarding individual positions, Applied Materials, Inc.; Microsoft Corp.; Alphabet, Inc., Cl. C; Apple, Inc.; and PayPal Holdings, Inc. were among the top contributors to absolute performance. Shares of Microsoft performed strongly in response to developments identified in the Alger Capital Appreciation Institutional Fund discussion.

Detractors from Performance

The Consumer Discretionary and Healthcare sectors were among the sectors that detracted from results. Regarding individual positions, Alibaba Group Holding Ltd. Sponsored ADR; NIKE, Inc., Cl. B; salesforce.com, inc.; Tesla, Inc.; and Las Vegas Sands Corp. were among the top detractors from performance. Shares of Alibaba underperformed in response to developments identified in the Alger Capital Appreciation Institutional Fund discussion.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned 29.83% for the fiscal six-month period ended April 30, 2021, compared to the 24.84% return of the Russell Midcap Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Consumer Discretionary and the largest underweight was Information Technology.

Contributors to Performance

The Communication Services and Consumer Discretionary sectors provided the largest contributions to relative performance during the reporting period.

Regarding individual positions, US Foods Holding Corp.; Magnite, Inc.; Bio-Techne Corp.; Farfetch Ltd., Cl. A; and Genius Sports Ltd. were among the top contributors to absolute performance. Magnite is an advertising technology company serving as a supply side platform for publishers. The platform helps publishers such as network television stations or cable news providers automate the sale of digital advertising inventory across different formats and channels, like desktop, mobile, video, audio, connected TV and over-the-top TV. Publishers monetize their digital advertising inventory by using Magnite’s platform to access a global market of ad buyers, including advertising agencies that use supply side platforms. Magnite also helps sellers decrease costs and protect their brands and user experience.

Magnite receives advertising inventory from sellers and optimizes publishers’ revenue yields by processing the highest buyer bids. Currently, Magnite keeps approximately 14% of ad spend as revenue (i.e. take rate) and passes on the remainder of the ad spend to publishers. Magnite’s clients include many of the world’s leading publishers of websites and mobile applications and the company believes that its platform reaches approximately 1 billion individuals globally. Shares of Magnite outperformed due to stronger-than-expected fourth quarter results driven by a rapid recovery in digital advertising. Additionally, the company acquired SpotX, its largest competitor in connected TV. The combination makes Magnite the industry’s largest independent supply side platform and a much larger connected TV player. We believe connected TV is the most exciting part of the digital ad market and is in the early days of growth, including capturing market share from linear TV.

Detractors from Performance

The Information Technology and Healthcare sectors were among the sectors that detracted from results. Among individual positions, Quidel Corp.; Livongo Health, Inc.; BigCommerce Holdings, Inc.; Datadog, Inc., Cl. A; and DermTech, Inc. were among the top detractors from performance. Quidel develops, manufactures and markets rapid point- of-care diagnostic solutions worldwide that are used for infectious disease, cardiac and toxicology testing. Quidel’s solutions are mainly used at point-of-care locations, such as physicians’ offices, hospitals, urgent care clinics, pharmacies, wellness screening clinics and clinical laboratories when quality, highly sensitive, low cost, easy-to-use and fast diagnosis is particularly important. Shares of the company underperformed due to general concern that Covid-19 vaccines will result in decreased demand for Quidel’s Covid-19 testing products. We believe the potential exists for demand to decrease in 2022, but Covid-19 testing is still experiencing strong utilization while vaccines are being distributed, a process that can last throughout 2021, in our view. In addition, we believe the need for testing can potentially last longer than the market is currently assuming. Quidel has a significantly enhanced position in rapid point-of-care infectious disease testing, with a significant number of new instrument customers as a result of the pandemic. Quidel also has a robust product pipeline outside of Covid-19, including the expected launch of its Savanna instrument by mid-2021 to offer rapid molecular testing with a panel of  up to 8-12 tests at a time from a single patient sample. Additionally, Covid-19 testing has allowed Quidel to build a sizable cash position, which it can potentially deploy on accretive mergers and acquisitions.

Alger Small Cap Growth Institutional Fund

The Alger Small Cap Growth Institutional Fund returned 28.74% for the fiscal six-month period ended April 30, 2021, compared to the 37.84% return of the Russell 2000 Growth Index.

During the reporting period, the largest portfolio sector weightings were Healthcare and Information Technology. The largest sector overweight was Information Technology and the largest underweight was Industrials.

Contributors to Performance

The Energy and Communication Services sectors provided the largest contributions to relative performance during the reporting period.

Regarding individual positions, HubSpot, Inc.; Bio-Techne Corp.; NanoString Technologies, Inc.; CareDx, Inc.; and Magnite, Inc. were among the top contributors to absolute performance. Shares of Magnite outperformed in response to developments identified in the Alger Mid Cap Growth Institutional Fund discussion.

Detractors from Performance

The Consumer Discretionary and Industrials sectors were among the sectors that detracted from results. Regarding individual positions, Quidel Corp.; Tandem Diabetes Care, Inc.; Livongo Health, Inc.; Viant Technology, Inc., Cl. A; and BigCommerce Holdings, Inc. were among the top detractors from performance. Shares of Quidel underperformed in response to developments identified in the Alger Mid Cap Growth Institutional Fund discussion.

I thank you for putting your trust in Alger. Sincerely,

Daniel C. Chung, CFA Chief Executive Officer
Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of Funds discussed represent the return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedules of Investments for each fund that is included in this report for a complete list of fund holdings as of April 30, 2021. Securities mentioned in the Shareholders’ Letter, if not found in the Schedules of Investments, may have been held by the funds during the fiscal six- month period ended April 30, 2021.

Risk Disclosures

Alger Capital Appreciation Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Foreign securities involve special risks, including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger Focus Equity Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Growth Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks, including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Small Cap Growth Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus and summary prospectus containing this and other information or for the Alger Institutional Funds’ most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•
The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

•
The MSCI ACWI ex USA Index (gross) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

•
The MSCI ACWI Index (gross) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries.

•
The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•
The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•
The Russell Midcap Growth Index measures the performance of the mid- cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

•
The Russell 2000 Growth Index measures the performance of the small- cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

•
The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

•
The Russell 3000 Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

FUND PERFORMANCE AS OF 3/31/21 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Institutional Class I (Inception 11/8/93)	61.07%	20.70%	15.96%	13.23%
Alger Capital Appreciation Institutional Class R (Inception 1/27/03)*	60.37%	20.15%	15.41%	12.68%
Alger Capital Appreciation Institutional Class Y (Inception 2/28/17)	61.70%	n/a	n/a	22.60%
Alger Capital Appreciation Institutional Class Z-2 (Inception 10/14/16)	61.55%	n/a	n/a	22.83%
Alger Focus Equity Class A (Inception 12/31/12)	57.77%	21.67%	n/a	19.23%
Alger Focus Equity Class C (Inception 12/31/12)	64.31%	22.06%	n/a	19.11%
Alger Focus Equity Class I (Inception 11/8/93)	66.62%	23.03%	16.60%	10.75%
Alger Focus Equity Class Y (Inception 2/28/17)	67.05%	n/a	n/a	25.28%
Alger Focus Equity Class Z (Inception 12/31/12)	67.04%	23.37%	n/a	20.42%
Alger Mid Cap Growth Institutional Class I (Inception 11/8/93)	98.81%	22.62%	14.28%	13.27%
Alger Mid Cap Growth Institutional Class R (Inception 1/27/03)*	97.84%	22.00%	13.69%	12.70%
Alger Mid Cap Growth Institutional Class Z-2 (Inception 10/14/16)	99.38%	n/a	n/a	25.23%
Alger Small Cap Growth Institutional Class I (Inception 11/8/93)	86.82%	26.85%	14.43%	11.37%
Alger Small Cap Growth Institutional Class R (Inception 1/27/03)*	85.94%	26.24%	13.87%	10.83%
Alger Small Cap Growth Institutional Class Z-2 (Inception 8/1/16)	87.43%	n/a	n/a	26.54%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Previously, the Alger Focus Equity Fund followed different investment strategies under the name “Alger Large Cap Growth Institutional Fund” and was managed by different portfolio managers. Performance prior to December 31, 2012 reflects those management styles and does not reflect the current investment personnel and strategies of the Fund. On October 15, 2018, Alger Capital Appreciation Focus Fund changed its name to Alger Focus Equity Fund.

*
Since inception performance is calculated from 11/8/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through April 30, 2021 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2021. Figures for the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Capital Appreciation Institutional Fund Class R, Class Y and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through April 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	49.57%	22.48%	16.25%	13.45%
Class R (Inception 1/27/03)*	48.89%	21.92%	15.70%	12.89%
Russell 1000 Growth Index	51.41%	22.88%	17.02%	10.99%

	1 YEAR	5 YEARS	10 YEARS	Since 2/28/2017
Class Y (Inception 2/28/17)	50.14%	n/a	n/a	23.95%
Russell 1000 Growth Index	51.41%	n/a	n/a	23.69%

	1 YEAR	5 YEARS	10 YEARS	Since 10/14/2016
Class Z-2 (Inception 10/14/16)	50.03%	n/a	n/a	24.07%
Russell 1000 Growth Index	51.41%	n/a	n/a	24.33%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER FOCUS EQUITY FUND

Fund Highlights Through April 30, 2021 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2021. Previously, the Fund followed different investment strategies under the name "Alger Large Cap Growth Institutional Fund" and was managed by different portfolio managers. Performance prior to December 31, 2012 reflects those management styles and does not reflect the current investment personnel and strategies of the Fund. On October 15, 2018, Alger Capital Appreciation Focus Fund changed its name to Alger Focus Equity Fund. Figures for Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Focus Equity Fund Class I shares also include reinvestment of capital gains. Performance for Alger Focus Equity Fund Class A, Class C, Class Y and Class Z shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER FOCUS EQUITY FUND

Fund Highlights Through April 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	54.60%	25.17%	17.03%	10.99%
Russell 1000 Growth Index	51.41%	22.88%	17.02%	10.99%

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/2012
Class A (Inception 12/31/12)	46.42%	23.79%	n/a	20.00%
Class C (Inception 12/31/12)	52.39%	24.17%	n/a	19.87%
Class Z (Inception 12/31/12)	55.03%	25.51%	n/a	21.19%
Russell 1000 Growth Index	51.41%	22.88%	n/a	19.66%

	1 YEAR	5 YEARS	10 YEARS	Since 2/28/2017
Class Y (Inception 2/28/17)	55.05%	n/a	n/a	26.78%
Russell 1000 Growth Index	51.41%	n/a	n/a	23.69%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Previously, the Fund followed different investment strategies under the name "Alger Large Cap Growth Institutional Fund" and was managed by different portfolio managers. Performance prior to December 31, 2012 reflects those management styles and does not reflect the current investment personnel and strategies of the Fund. On October 15, 2018, the Fund changed its name from Alger Capital Appreciation Focus Fund to Alger Focus Equity Fund. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2021 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2021. Figures for Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	79.18%	23.81%	14.30%	13.40%
Class R (Inception 1/27/03)*	78.37%	23.18%	13.72%	12.83%
Russell Midcap Growth Index	53.97%	19.70%	14.33%	10.98%

	1 YEAR	5 YEARS	10 YEARS	Since 10/14/2016
Class Z-2 (Inception 10/14/16)	79.74%	n/a	n/a	25.88%
Russell Midcap Growth Index	53.97%	n/a	n/a	21.10%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2021 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2021. Figures for the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	65.47%	27.73%	14.44%	11.52%
Class R (Inception 1/27/03)*	64.74%	27.11%	13.88%	10.98%
Russell 2000 Growth Index	69.15%	18.89%	12.86%	8.76%

	1 YEAR	5 YEARS	10 YEARS	Since 8/1/2016
Class Z-2 (Inception 8/1/16)	66.05%	n/a	n/a	27.24%
Russell 2000 Growth Index	69.15%	n/a	n/a	17.80%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

PORTFOLIO SUMMARY†

April 30, 2021 (Unaudited)

SECTORS	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
Communication Services	13.7%	15.3%	8.2%	6.6%
Consumer Discretionary	21.4	17.4	19.0	15.0
Consumer Staples	1.2	1.8	1.3	2.8
Energy	0.0	0.0	0.0	1.1
Financials	3.6	3.8	2.4	1.8
Healthcare	7.9	8.0	22.4	36.8
Industrials	5.4	6.6	11.2	4.7
Information Technology	45.6	45.7	32.0	26.1
Materials	1.0	0.0	0.0	2.1
Real Estate	0.2	0.0	3.3	1.2
Short-Term Investments and Net Other Assets	0.0	1.4	0.2	1.8
	100.0%	100.0%	100.0%	100.0%

† Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2021 (Unaudited)

COMMON STOCKS—99.7%	SHARES	VALUE
AEROSPACE & DEFENSE—1.4%
Raytheon Technologies Corp.	153,764	$12,799,315
TransDigm Group, Inc.*	72,450	44,465,463
		57,264,778
AIR FREIGHT & LOGISTICS—0.6%
XPO Logistics, Inc.*	168,054	23,379,672
APPAREL ACCESSORIES & LUXURY GOODS—1.4%
Capri Holdings Ltd.*	190,797	10,509,099
LVMH Moet Hennessy Louis Vuitton SE	61,688	46,476,551
		56,985,650
APPAREL RETAIL—0.7%
The TJX Cos., Inc.	397,508	28,223,068
APPLICATION SOFTWARE—8.5%
Adobe, Inc.*	275,228	139,909,402
Autodesk, Inc.*	33,544	9,791,829
Cadence Design Systems, Inc.*	144,660	19,061,848
Five9, Inc.*	79,119	14,871,998
Intuit, Inc.	122,943	50,672,187
RingCentral, Inc., Cl. A*	108,085	34,473,711
salesforce.com, Inc.*	303,025	69,792,718
		338,573,693
AUTOMOBILE MANUFACTURERS—1.8%
General Motors Co.*	181,220	10,369,408
Tesla, Inc.*	88,159	62,543,521
		72,912,929
AUTOMOTIVE RETAIL—1.1%
Carvana Co., Cl. A*	74,127	21,145,468
Lithia Motors, Inc., Cl. A	57,600	22,140,288
		43,285,756
BIOTECHNOLOGY—0.3%
Vertex Pharmaceuticals, Inc.*	58,422	12,747,680
BROADCASTING—0.6%
Discovery, Inc., Cl. A*	586,560	22,089,850
CASINOS & GAMING—2.2%
DraftKings, Inc., Cl. A*	486,582	27,569,736
Flutter Entertainment PLC*	39,270	8,006,255
Las Vegas Sands Corp.*	165,140	10,116,476
MGM Resorts International	1,031,592	42,006,426
		87,698,893
DATA PROCESSING & OUTSOURCED SERVICES—10.2%
Fidelity National Information Services, Inc.	23,246	3,554,313
Fiserv, Inc.*	479,809	57,634,657
PayPal Holdings, Inc.*	469,827	123,230,924
Square, Inc., Cl. A*	125,139	30,636,530
Visa, Inc., Cl. A	830,141	193,887,732
		408,944,156
DIVERSIFIED BANKS—0.3%
Bank of America Corp.	201,216	8,155,285

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—99.7% (CONT.)	SHARES	VALUE
DIVERSIFIED BANKS—0.3% (CONT.)
JPMorgan Chase & Co.	32,041	$4,928,226
		13,083,511
DIVERSIFIED SUPPORT SERVICES—0.5%
Cintas Corp.	61,662	21,282,023
ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
AMETEK, Inc.	140,871	19,007,724
Eaton Corp. PLC	116,201	16,608,609
		35,616,333
FINANCIAL EXCHANGES & DATA—1.8%
CME Group, Inc., Cl. A	133,576	26,981,016
Coinbase Global, Inc., Cl. A*	30,938	9,208,386
S&P Global, Inc.	95,215	37,170,984
		73,360,386
FOOD DISTRIBUTORS—1.0%
Sysco Corp.	488,870	41,421,955
FOOTWEAR—0.7%
NIKE, Inc., Cl. B	198,559	26,332,895
GENERAL MERCHANDISE STORES—0.2%
Target Corp.	40,568	8,408,124
HEALTHCARE EQUIPMENT—4.9%
Danaher Corp.	365,368	92,781,550
Dexcom, Inc.*	22,697	8,763,311
Intuitive Surgical, Inc.*	54,845	47,440,925
Medtronic PLC	356,640	46,691,309
		195,677,095
HEALTHCARE SERVICES—0.5%
Guardant Health, Inc.*	129,005	20,509,215
HEALTHCARE SUPPLIES—0.7%
Align Technology, Inc.*	45,719	27,227,036
HEALTHCARE TECHNOLOGY—0.0%
Veeva Systems, Inc., Cl. A*	4,451	1,257,185
HOME IMPROVEMENT RETAIL—0.7%
Lowe's Cos., Inc.	151,610	29,753,463
HOTELS RESORTS & CRUISE LINES—1.4%
Booking Holdings, Inc.*	11,036	27,215,659
Expedia Group, Inc.*	152,900	26,945,567
		54,161,226
INDUSTRIAL CONGLOMERATES—0.1%
General Electric Co.	145,514	1,909,144
INDUSTRIAL GASES—0.4%
Air Products & Chemicals, Inc.	59,860	17,268,413
INTERACTIVE MEDIA & SERVICES—10.6%
Alphabet, Inc., Cl. C*	87,990	212,066,459
Facebook, Inc., Cl. A*	420,534	136,707,193
Pinterest, Inc., Cl. A*	729,737	48,432,644
Snap, Inc., Cl. A*	419,612	25,940,414
		423,146,710

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—99.7% (CONT.)	SHARES	VALUE
INTERNET & DIRECT MARKETING RETAIL—9.1%
Altaba, Inc.*,@,(a)	342,659	$4,081,069
Amazon.com, Inc.*	97,777	339,033,925
MercadoLibre, Inc.*	13,017	20,449,447
		363,564,441
INTERNET SERVICES & INFRASTRUCTURE—2.3%
Shopify, Inc., Cl. A*	27,747	32,811,105
Snowflake, Inc., Cl. A*	88,140	20,412,343
Twilio, Inc., Cl. A*	107,987	39,717,618
		92,941,066
INVESTMENT BANKING & BROKERAGE—0.7%
Morgan Stanley	324,934	26,823,302
MANAGED HEALTHCARE—0.6%
UnitedHealth Group, Inc.	61,313	24,451,624
MOVIES & ENTERTAINMENT—1.4%
Live Nation Entertainment, Inc.*	227,735	18,646,942
Netflix, Inc.*	31,662	16,257,487
Roku, Inc., Cl. A*	38,304	13,137,123
The Walt Disney Co.*	53,496	9,951,326
		57,992,878
PERSONAL PRODUCTS—0.2%
The Estee Lauder Cos, Inc., Cl. A	25,591	8,030,456
PHARMACEUTICALS—0.9%
Horizon Therapeutics PLC*	144,339	13,657,356
Zoetis, Inc., Cl. A	117,965	20,411,484
		34,068,840
RAILROADS—0.9%
Union Pacific Corp.	161,001	35,756,712
REGIONAL BANKS—0.8%
Signature Bank	130,789	32,894,741
RESEARCH & CONSULTING SERVICES—0.4%
CoStar Group, Inc.*	20,411	17,439,771
RESTAURANTS—2.1%
Chipotle Mexican Grill, Inc., Cl. A*	28,505	42,530,315
Starbucks Corp.	363,726	41,642,990
		84,173,305
SEMICONDUCTOR EQUIPMENT—2.3%
Applied Materials, Inc.	145,527	19,312,888
Enphase Energy, Inc.*	107,607	14,984,275
Lam Research Corp.	94,010	58,328,504
		92,625,667
SEMICONDUCTORS—7.1%
Advanced Micro Devices, Inc.*	229,501	18,731,872
Microchip Technology, Inc.	103,869	15,610,472
Micron Technology, Inc.*	466,005	40,109,050
NVIDIA Corp.	110,107	66,106,041
NXP Semiconductors NV	229,174	44,118,287
QUALCOMM, Inc.	335,727	46,598,907

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—99.7% (CONT.)	SHARES	VALUE
SEMICONDUCTORS—7.1% (CONT.)
Taiwan Semiconductor Manufacturing Co., Ltd.#	454,962	$53,112,264
		284,386,893
SPECIALTY CHEMICALS—0.6%
The Sherwin-Williams Co.	88,328	24,190,389
SYSTEMS SOFTWARE—10.1%
Crowdstrike Holdings, Inc., Cl. A*	99,816	20,812,634
Microsoft Corp.	1,451,056	365,927,302
ServiceNow, Inc.*	36,867	18,668,343
		405,408,279
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.0%
Apple, Inc.	1,537,993	202,184,560
TRUCKING—0.6%
Uber Technologies, Inc.*	429,780	23,539,051
WIRELESS TELECOMMUNICATION SERVICES—1.1%
T-Mobile US, Inc.*	327,996	43,338,111
TOTAL COMMON STOCKS
(Cost $2,120,133,217)		3,996,330,925

REAL ESTATE INVESTMENT TRUST—0.2%	SHARES	VALUE
RETAIL—0.2%
Simon Property Group, Inc.	73,457	8,942,655
(Cost $6,588,721)		8,942,655

SPECIAL PURPOSE VEHICLE—0.1%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.1%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	123	3,075,000
(Cost $3,075,000)		3,075,000
Total Investments
(Cost $2,129,796,938)	100.0%	$4,008,348,580
Affiliated Securities (Cost $3,075,000)		3,075,000
Unaffiliated Securities (Cost $2,126,721,938)		4,005,273,580
Liabilities in Excess of Other Assets	0.0%	(1,437,265)
NET ASSETS	100.0%	$4,006,911,315

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2021 (Unaudited) (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2021
Altaba, Inc.	10/24/18	$986,137	0.03%	$668,091	0.02%
Altaba, Inc.	10/25/18	1,506,214	0.04%	1,015,601	0.02%
Altaba, Inc.	10/29/18	1,458,917	0.04%	1,024,332	0.03%
Altaba, Inc.	10/30/18	1,034,749	0.03%	740,195	0.02%
Altaba, Inc.	10/31/18	767,835	0.02%	522,861	0.01%
Altaba, Inc.	11/6/18	165,940	0.00%	109,989	0.00%
Crosslink Ventures Capital LLC, Cl. A	10/2/20	3,075,000	0.08%	3,075,000	0.08%
Total				$7,156,069	0.18%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

ALGER FOCUS EQUITY FUND

Schedule of Investments April 30, 2021 (Unaudited)

COMMON STOCKS—98.6%	SHARES	VALUE
AEROSPACE & DEFENSE—2.9%
Textron, Inc.	136,821	$8,789,381
TransDigm Group, Inc.*	52,961	32,504,284
		41,293,665
APPAREL ACCESSORIES & LUXURY GOODS—0.6%
Moncler SpA*	138,871	8,512,180
APPLICATION SOFTWARE—10.1%
Adobe, Inc.*	118,422	60,198,640
Five9, Inc.*	118,515	22,277,265
Intuit, Inc.	55,064	22,695,178
RingCentral, Inc., Cl. A*	38,854	12,392,483
salesforce.com, Inc.*	102,903	23,700,619
		141,264,185
AUTOMOTIVE RETAIL—1.2%
Carvana Co., Cl. A*	59,634	17,011,195
CASINOS & GAMING—2.5%
DraftKings, Inc., Cl. A*	173,632	9,837,989
MGM Resorts International	604,996	24,635,437
		34,473,426
DATA PROCESSING & OUTSOURCED SERVICES—11.2%
Fiserv, Inc.*	184,099	22,113,972
PayPal Holdings, Inc.*	243,739	63,930,302
Visa, Inc., Cl. A	302,964	70,760,272
		156,804,546
DIVERSIFIED SUPPORT SERVICES—0.9%
Cintas Corp.	34,741	11,990,509
ELECTRICAL COMPONENTS & EQUIPMENT—1.2%
Eaton Corp. PLC	115,454	16,501,840
FINANCIAL EXCHANGES & DATA—2.4%
CME Group, Inc., Cl. A	65,839	13,298,819
Coinbase Global, Inc., Cl. A*	10,712	3,188,320
S&P Global, Inc.	44,541	17,388,361
		33,875,500
FOOD DISTRIBUTORS—1.8%
US Foods Holding Corp.*	616,734	25,569,792
HEALTHCARE EQUIPMENT—5.1%
Danaher Corp.	132,934	33,757,260
Dexcom, Inc.*	16,589	6,405,013
Medtronic PLC	242,331	31,725,974
		71,888,247
HEALTHCARE SERVICES—0.4%
Guardant Health, Inc.*	30,648	4,872,419
HEALTHCARE SUPPLIES—0.8%
Align Technology, Inc.*	18,591	11,071,498
HOTELS RESORTS & CRUISE LINES—0.8%
Booking Holdings, Inc.*	4,294	10,589,348
INTERACTIVE MEDIA & SERVICES—13.8%
Alphabet, Inc., Cl. C*	33,461	80,645,025
Facebook, Inc., Cl. A*	136,522	44,380,572

THE ALGER INSTITUTIONAL FUNDS
ALGER FOCUS EQUITY FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—98.6% (CONT.)	SHARES	VALUE
INTERACTIVE MEDIA & SERVICES—13.8% (CONT.)
Genius Sports Ltd.*	1,557,169	$32,856,266
Pinterest, Inc., Cl. A*	371,903	24,683,202
Snap, Inc., Cl. A*	173,470	10,723,915
		193,288,980
INTERNET & DIRECT MARKETING RETAIL—9.7%
Amazon.com, Inc.*	33,048	114,591,296
Magnite, Inc.*	344,625	13,802,231
MercadoLibre, Inc.*	5,084	7,986,863
		136,380,390
INTERNET SERVICES & INFRASTRUCTURE—0.2%
Twilio, Inc., Cl. A*	9,143	3,362,795
INVESTMENT BANKING & BROKERAGE—0.6%
Morgan Stanley	109,146	9,010,002
MANAGED HEALTHCARE—1.7%
UnitedHealth Group, Inc.	61,286	24,440,857
MOVIES & ENTERTAINMENT—0.6%
Live Nation Entertainment, Inc.*	106,727	8,738,807
RAILROADS—1.0%
Union Pacific Corp.	63,118	14,017,877
REGIONAL BANKS—0.8%
Signature Bank	45,657	11,483,192
RESTAURANTS—2.6%
Starbucks Corp.	314,172	35,969,552
SEMICONDUCTOR EQUIPMENT—4.1%
Applied Materials, Inc.	436,565	57,936,541
SEMICONDUCTORS—5.7%
NVIDIA Corp.	48,874	29,342,972
NXP Semiconductors NV	68,884	13,260,859
QUALCOMM, Inc.	126,815	17,601,922
Taiwan Semiconductor Manufacturing Co., Ltd.#	171,080	19,971,879
		80,177,632
SYSTEMS SOFTWARE—9.5%
Microsoft Corp.	527,180	132,944,252
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.9%
Apple, Inc.	525,599	69,095,245
TRUCKING—0.6%
Uber Technologies, Inc.*	157,496	8,626,056
WIRELESS TELECOMMUNICATION SERVICES—0.9%
T-Mobile US, Inc.*	100,056	13,220,399
TOTAL COMMON STOCKS
(Cost $952,379,470)		1,384,410,927

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	76,825	11,524
(Cost $345,713)		11,524

THE ALGER INSTITUTIONAL FUNDS
ALGER FOCUS EQUITY FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

	SHARES	VALUE
Total Investments
(Cost $952,725,183)	98.6%	$1,384,422,451
Affiliated Securities (Cost $345,713)		11,524
Unaffiliated Securities (Cost $952,379,470)		1,384,410,927
Other Assets in Excess of Liabilities	1.4%	19,984,986
NET ASSETS	100.0%	$1,404,407,437

#	American Depositary Receipts.
(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
*	Non-income producing security.

@ Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2021
Prosetta Biosciences, Inc., Series D	2/6/15	$345,713	0.80%	$11,524	0.00%
Total				$11,524	0.00%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments April 30, 2021 (Unaudited)

COMMON STOCKS—93.8%	SHARES	VALUE
ADVERTISING—0.8%
Cardlytics, Inc.*	8,269	$1,137,236
AEROSPACE & DEFENSE—1.9%
HEICO Corp.	18,388	2,589,030
AIR FREIGHT & LOGISTICS—0.7%
XPO Logistics, Inc.*	7,148	994,430
APPAREL ACCESSORIES & LUXURY GOODS—3.3%
Capri Holdings Ltd.*	37,696	2,076,296
Lululemon Athletica, Inc.*	3,610	1,210,325
Moncler SpA*	20,497	1,256,375
		4,542,996
APPAREL RETAIL—0.9%
Burlington Stores, Inc.*	3,906	1,274,645
APPLICATION SOFTWARE—16.5%
ANSYS, Inc.*	4,229	1,546,376
Avalara, Inc.*	9,126	1,293,245
Bill.com Holdings, Inc.*	4,392	679,135
Cadence Design Systems, Inc.*	9,858	1,298,989
Ceridian HCM Holding, Inc.*	7,426	701,608
Coupa Software, Inc.*	3,189	857,969
Datadog, Inc., Cl. A*	16,561	1,420,437
Digital Turbine, Inc.*	7,481	564,292
DocuSign, Inc., Cl. A*	12,511	2,789,202
Dynatrace, Inc.*	24,156	1,257,078
Fair Isaac Corp.*	3,198	1,667,469
Five9, Inc.*	11,474	2,156,768
Paycom Software, Inc.*	4,501	1,730,229
PTC, Inc.*	14,940	1,956,244
Sprout Social, Inc., Cl. A*	10,802	716,065
The Trade Desk, Inc., Cl. A*	653	476,239
Voyager Digital Ltd.*	39,674	892,665
Zendesk, Inc.*	3,957	578,316
		22,582,326
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Silver Spike Acquisition Corp., Cl. A*	41,494	726,145
AUTOMOTIVE RETAIL—0.8%
Carvana Co., Cl. A*	3,789	1,080,850
BIOTECHNOLOGY—4.5%
DermTech, Inc.*	10,700	449,935
Exact Sciences Corp.*	4,298	566,562
Forte Biosciences, Inc.*	44,725	1,618,598
Invitae Corp.*	16,244	566,916
Moderna, Inc.*	4,587	820,247
Natera, Inc.*	19,741	2,171,905
		6,194,163
BROADCASTING—2.1%
Discovery, Inc., Cl. A*	74,404	2,802,055
CASINOS & GAMING—3.9%
DraftKings, Inc., Cl. A*	23,663	1,340,745

THE ALGER INSTITUTIONAL FUNDS
ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—93.8% (CONT.)	SHARES	VALUE
CASINOS & GAMING—3.9% (CONT.)
Flutter Entertainment PLC*	4,339	$884,623
MGM Resorts International	51,093	2,080,507
Penn National Gaming, Inc.*	12,175	1,085,036
		5,390,911
DATA PROCESSING & OUTSOURCED SERVICES—1.6%
Square, Inc., Cl. A*	9,090	2,225,414
DIVERSIFIED SUPPORT SERVICES—2.1%
Cintas Corp.	3,715	1,282,195
Copart, Inc.*	12,487	1,554,756
		2,836,951
EDUCATION SERVICES—0.5%
Chegg, Inc.*	8,011	723,634
ELECTRICAL COMPONENTS & EQUIPMENT—2.1%
AMETEK, Inc.	12,830	1,731,152
Generac Holdings, Inc.*	3,522	1,140,952
		2,872,104
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.0%
Trimble, Inc.*	17,081	1,400,642
FINANCIAL EXCHANGES & DATA—0.3%
MarketAxess Holdings, Inc.	935	456,710
FOOD DISTRIBUTORS—1.3%
US Foods Holding Corp.*	43,416	1,800,027
HEALTHCARE DISTRIBUTORS—0.7%
McKesson Corp.	4,711	883,595
HEALTHCARE EQUIPMENT—3.1%
ABIOMED, Inc.*	1,561	500,659
CryoPort, Inc.*	15,749	890,921
Dexcom, Inc.*	1,729	667,567
Inari Medical, Inc.*	6,137	701,398
Insulet Corp.*	5,203	1,536,030
		4,296,575
HEALTHCARE FACILITIES—0.8%
The Joint Corp.*	19,958	1,107,270
HEALTHCARE SERVICES—1.3%
Guardant Health, Inc.*	11,545	1,835,424
HEALTHCARE SUPPLIES—1.4%
Align Technology, Inc.*	3,234	1,925,944
HEALTHCARE TECHNOLOGY—2.7%
Inspire Medical Systems, Inc.*	3,054	723,248
Teladoc Health, Inc.*	3,814	657,343
Veeva Systems, Inc., Cl. A*	8,361	2,361,565
		3,742,156
HOMEFURNISHING RETAIL—0.8%
Williams-Sonoma, Inc.	6,483	1,106,972
HOTELS RESORTS & CRUISE LINES—1.0%
Expedia Group, Inc.*	7,906	1,393,274
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.2%
Upwork, Inc.*	35,030	1,613,482

THE ALGER INSTITUTIONAL FUNDS
ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—93.8% (CONT.)	SHARES	VALUE
INDUSTRIAL MACHINERY—0.3%
The Middleby Corp.*	2,416	$438,069
INTERACTIVE MEDIA & SERVICES—3.7%
Genius Sports Ltd.*	118,047	2,490,792
Pinterest, Inc., Cl. A*	31,534	2,092,911
TripAdvisor, Inc.*	11,654	549,253
		5,132,956
INTERNET & DIRECT MARKETING RETAIL—3.1%
Etsy, Inc.*	3,318	659,585
Fiverr International Ltd.*	1,445	300,661
Magnite, Inc.*	34,696	1,389,575
Quotient Technology, Inc.*	67,300	1,099,682
The RealReal, Inc.*	32,859	813,918
		4,263,421
INTERNET SERVICES & INFRASTRUCTURE—2.9%
BigCommerce Holdings, Inc.*	32,722	1,961,357
Okta, Inc., Cl. A*	3,538	954,198
Twilio, Inc., Cl. A*	2,950	1,085,010
		4,000,565
LEISURE FACILITIES—0.9%
Vail Resorts, Inc.*	3,854	1,253,167
LEISURE PRODUCTS—0.5%
Peloton Interactive, Inc., Cl. A*	6,922	680,779
LIFE SCIENCES TOOLS & SERVICES—3.8%
10X Genomics, Inc., Cl. A*	7,782	1,539,280
Bio-Techne Corp.	5,480	2,342,645
Repligen Corp.*	6,428	1,360,872
		5,242,797
MOVIES & ENTERTAINMENT—1.6%
Roku, Inc., Cl. A*	6,430	2,205,297
PHARMACEUTICALS—2.0%
Catalent, Inc.*	8,966	1,008,406
Green Thumb Industries, Inc.*	55,457	1,762,244
		2,770,650
REGIONAL BANKS—1.6%
Signature Bank	3,789	952,971
Silvergate Capital Corp., Cl. A*	5,545	594,535
SVB Financial Group*	1,013	579,264
		2,126,770
RESEARCH & CONSULTING SERVICES—1.3%
CoStar Group, Inc.*	2,052	1,753,290
RESTAURANTS—3.3%
Chipotle Mexican Grill, Inc., Cl. A*	915	1,365,207
Shake Shack, Inc., Cl. A*	18,291	1,989,146
The Cheesecake Factory, Inc.*	18,745	1,173,250
		4,527,603
SEMICONDUCTOR EQUIPMENT—6.0%
Enphase Energy, Inc.*	8,492	1,182,511
KLA Corp.	6,247	1,969,991

THE ALGER INSTITUTIONAL FUNDS
ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—93.8% (CONT.)	SHARES	VALUE
SEMICONDUCTOR EQUIPMENT—6.0% (CONT.)
Lam Research Corp.	3,282	$2,036,317
MKS Instruments, Inc.	5,524	989,404
SolarEdge Technologies, Inc.*	7,866	2,073,006
		8,251,229
SEMICONDUCTORS—2.1%
Advanced Micro Devices, Inc.*	11,735	957,811
Microchip Technology, Inc.	7,959	1,196,158
Universal Display Corp.	3,117	697,242
		2,851,211
SYSTEMS SOFTWARE—1.3%
Crowdstrike Holdings, Inc., Cl. A*	8,271	1,724,586
TRUCKING—1.6%
Lyft, Inc., Cl. A*	10,173	566,229
Old Dominion Freight Line, Inc.	4,038	1,041,037
Uber Technologies, Inc.*	9,686	530,502
		2,137,768
TOTAL COMMON STOCKS
(Cost $99,494,338)		128,895,119

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	166,009	24,901
(Cost $747,040)		24,901

WARRANTS—1.8%	SHARES	VALUE
BIOTECHNOLOGY—1.8%
Forte Biosciences, Inc., 6/30/21*,@	95,530	2,448,052
(Cost $0)		2,448,052

RIGHTS—0.3%	SHARES	VALUE
BIOTECHNOLOGY—0.3%
Tolero CDR*,@,(b),(c)	422,928	352,468
(Cost $226,186)		352,468

REAL ESTATE INVESTMENT TRUST—3.3%	SHARES	VALUE
RETAIL—2.1%
Simon Property Group, Inc.	10,383	1,264,026
Tanger Factory Outlet Centers, Inc.	93,342	1,628,818
		2,892,844
SPECIALIZED—1.2%
Crown Castle International Corp.	9,176	1,734,815
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $3,439,517)		4,627,659

SPECIAL PURPOSE VEHICLE—0.6%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.6%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	22	550,000
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)	9	225,000
		775,000
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $775,000)		775,000

THE ALGER INSTITUTIONAL FUNDS
ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

	SHARES	VALUE
Total Investments
(Cost $104,682,081)	99.8%	$137,123,199
Affiliated Securities (Cost $1,522,040)		799,901
Unaffiliated Securities (Cost $103,160,041)		136,323,298
Other Assets in Excess of Liabilities	0.2%	230,619
NET ASSETS	100.0%	$137,353,818

(a) Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(c) Contingent Deferred Rights.
*    Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2021
Crosslink Ventures Capital LLC, Cl. A	10/2/20	$550,000	0.50%	$550,000	0.40%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	225,000	0.19%	225,000	0.16%
Forte Biosciences, Inc., Warrants	2/19/20	0	0.00%	2,448,052	1.78%
Prosetta Biosciences, Inc., Series D	2/6/15	747,040	0.50%	24,901	0.02%
Tolero CDR	2/6/17	226,186	0.23%	352,468	0.26%
Total				$3,600,421	2.62%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—96.6%	SHARES	VALUE
ADVERTISING—0.8%
Cardlytics, Inc.*	23,076	$3,173,642
AEROSPACE & DEFENSE—1.8%
HEICO Corp.	22,108	3,112,806
Hexcel Corp.*	14,484	817,043
Mercury Systems, Inc.*	39,079	2,940,304
		6,870,153
AGRICULTURAL & FARM MACHINERY—0.9%
Hydrofarm Holdings Group, Inc.*	53,309	3,502,401
ALTERNATIVE CARRIERS—1.7%
Bandwidth, Inc., Cl. A*	47,138	6,231,644
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Capri Holdings Ltd.*	55,913	3,079,688
APPLICATION SOFTWARE—20.3%
ACI Worldwide, Inc.*	202,474	7,649,468
Avalara, Inc.*	44,164	6,258,481
Benefitfocus, Inc.*	67,429	911,640
Bill.com Holdings, Inc.*	31,925	4,936,563
Blackbaud, Inc.*	40,144	2,855,041
Blackline, Inc.*	39,681	4,605,377
Digital Turbine, Inc.*	20,820	1,570,453
Everbridge, Inc.*	41,328	5,484,639
Guidewire Software, Inc.*	22,593	2,383,787
HubSpot, Inc.*	14,052	7,397,675
Manhattan Associates, Inc.*	36,068	4,949,972
Medallia, Inc.*	45,923	1,354,269
Paycom Software, Inc.*	13,714	5,271,799
Q2 Holdings, Inc.*	64,415	6,700,448
SEMrush Holdings, Inc., Cl. A*	55,354	910,573
Smartsheet, Inc., Cl. A*	47,654	2,825,882
Sprout Social, Inc., Cl. A*	35,212	2,334,204
SPS Commerce, Inc.*	42,902	4,394,881
Vertex, Inc., Cl. A*	109,304	2,233,081
Viant Technology, Inc., Cl. A*	29,805	978,796
		76,007,029
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
Affiliated Managers Group, Inc.	29,079	4,686,662
BIOTECHNOLOGY—3.8%
CareDx, Inc.*	142,958	11,303,689
Forte Biosciences, Inc.*	35,696	1,291,838
Karuna Therapeutics, Inc.*	7,889	875,758
Turning Point Therapeutics, Inc.*	9,812	747,969
		14,219,254
CASINOS & GAMING—2.8%
DraftKings, Inc., Cl. A*	80,481	4,560,053
Penn National Gaming, Inc.*	65,513	5,838,519
		10,398,572
DIVERSIFIED SUPPORT SERVICES—0.4%
IAA, Inc.*	24,663	1,549,083

THE ALGER INSTITUTIONAL FUNDS
ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—96.6% (CONT.)	SHARES	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
Sunrun, Inc.*	65,956	$3,231,844
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.3%
Cognex Corp.	55,477	4,777,679
FOOD DISTRIBUTORS—1.9%
The Chefs' Warehouse, Inc.*	61,410	1,979,244
US Foods Holding Corp.*	126,278	5,235,486
		7,214,730
HEALTHCARE DISTRIBUTORS—0.4%
PetIQ, Inc., Cl. A*	34,205	1,457,133
HEALTHCARE EQUIPMENT—9.4%
Cantel Medical Corp.*	74,202	6,523,098
CryoPort, Inc.*	68,144	3,854,906
Inmode Ltd.*	49,446	4,268,673
Inogen, Inc.*	65,764	4,300,308
Insulet Corp.*	25,575	7,550,252
Mesa Laboratories, Inc.	12,633	3,141,195
Tandem Diabetes Care, Inc.*	61,196	5,623,912
		35,262,344
HEALTHCARE FACILITIES—1.2%
The Joint Corp.*	81,470	4,519,956
HEALTHCARE SERVICES—2.2%
1Life Healthcare, Inc.*	43,118	1,876,064
Biodesix, Inc.*	39,526	646,645
Guardant Health, Inc.*	32,574	5,178,615
Progenity, Inc.*	140,074	442,634
		8,143,958
HEALTHCARE SUPPLIES—4.1%
Neogen Corp.*	113,698	10,916,145
Quidel Corp.*	42,856	4,490,880
		15,407,025
HEALTHCARE TECHNOLOGY—4.0%
Privia Health Group, Inc.*	26,621	966,875
Veeva Systems, Inc., Cl. A*	27,682	7,818,781
Vocera Communications, Inc.*	171,671	6,209,340
		14,994,996
HOMEFURNISHING RETAIL—0.5%
Bed Bath & Beyond, Inc.*	74,371	1,883,074
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
Upwork, Inc.*	60,877	2,803,995
HYPERMARKETS & SUPER CENTERS—0.9%
BJ's Wholesale Club Holdings, Inc.*	73,502	3,283,334
INTERACTIVE HOME ENTERTAINMENT—0.3%
Take-Two Interactive Software, Inc.*	6,964	1,221,346
INTERACTIVE MEDIA & SERVICES—3.2%
Bumble, Inc., Cl. A*	10,659	642,098
Eventbrite, Inc., Cl. A*	75,413	1,777,484
Genius Sports Ltd.*	304,896	6,433,306

THE ALGER INSTITUTIONAL FUNDS

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—96.6% (CONT.)	SHARES	VALUE
INTERACTIVE MEDIA & SERVICES—3.2% (CONT.)
TripAdvisor, Inc.*	70,404	$3,318,141
		12,171,029
INTERNET & DIRECT MARKETING RETAIL—6.4%
Farfetch Ltd., Cl. A*	75,456	3,696,590
Fiverr International Ltd.*	20,262	4,215,914
Magnite, Inc.*	255,225	10,221,761
Quotient Technology, Inc.*	211,357	3,453,573
The RealReal, Inc.*	98,283	2,434,470
		24,022,308
INTERNET SERVICES & INFRASTRUCTURE—1.2%
BigCommerce Holdings, Inc.*	76,858	4,606,869
LEISURE FACILITIES—0.7%
Planet Fitness, Inc., Cl. A*	30,731	2,581,097
LIFE SCIENCES TOOLS & SERVICES—10.2%
10X Genomics, Inc., Cl. A*	19,661	3,888,946
Akoya Biosciences, Inc.*	76,947	1,726,691
Bio-Techne Corp.	20,776	8,881,532
Maravai LifeSciences Holdings, Inc., Cl. A*	24,410	949,793
NanoString Technologies, Inc.*	118,917	9,474,117
NeoGenomics, Inc.*	83,007	4,066,513
Personalis, Inc.*	41,237	1,016,080
PRA Health Sciences, Inc.*	25,052	4,180,928
Repligen Corp.*	18,568	3,931,031
		38,115,631
MANAGED HEALTHCARE—1.2%
HealthEquity, Inc.*	58,937	4,477,444
MOVIES & ENTERTAINMENT—0.6%
Live Nation Entertainment, Inc.*	26,506	2,170,311
OIL & GAS EXPLORATION & PRODUCTION—1.1%
Magnolia Oil & Gas Corp., Cl. A*	377,791	4,253,927
PHARMACEUTICALS—0.2%
Aerie Pharmaceuticals, Inc.*	32,450	555,868
REAL ESTATE SERVICES—0.1%
Compass, Inc., Cl. A*	14,729	280,146
REGIONAL BANKS—0.5%
Webster Financial Corp.	36,852	1,949,839
RESTAURANTS—3.1%
Shake Shack, Inc., Cl. A*	67,989	7,393,804
Wingstop, Inc.	27,385	4,338,058
		11,731,862
SEMICONDUCTOR EQUIPMENT—0.5%
SolarEdge Technologies, Inc.*	7,100	1,871,134
SEMICONDUCTORS—0.9%
Universal Display Corp.	15,358	3,435,431
SPECIALTY CHEMICALS—2.1%
Balchem Corp.	60,415	7,684,184
SPECIALTY STORES—0.7%
Five Below, Inc.*	13,404	2,697,823

THE ALGER INSTITUTIONAL FUNDS
ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—96.6% (CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—1.5%
Proofpoint, Inc.*	32,296	$5,558,465
TOTAL COMMON STOCKS
(Cost $214,540,706)		362,082,910

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	133,263	19,989
(Cost $599,684)		19,989

RIGHTS—0.1%	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Tolero CDR*,@,(b),(c)	528,559	440,501
(Cost $285,725)		440,501

REAL ESTATE INVESTMENT TRUST—1.1%	SHARES	VALUE
RETAIL—1.1%
Tanger Factory Outlet Centers, Inc.	226,053	3,944,625
(Cost $3,747,681)		3,944,625

SPECIAL PURPOSE VEHICLE—0.4%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.4%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	51	1,275,000
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)	13	325,000
		1,600,000
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,600,000)		1,600,000
Total Investments
(Cost $220,773,796)	98.2%	$368,088,025
Affiliated Securities (Cost $2,199,684)		1,619,989
Unaffiliated Securities (Cost $218,574,112)		366,468,036
Other Assets in Excess of Liabilities	1.8%	6,799,374
NET ASSETS	100.0%	$374,887,399

(a) Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(c) Contingent Deferred Rights.
*   Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2021
Crosslink Ventures Capital LLC, Cl. A	10/2/20	$1,275,000	0.49%	$1,275,000	0.34%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	325,000	0.11%	325,000	0.09%
Prosetta Biosciences, Inc., Series D	2/6/15	599,684	0.10%	19,989	0.00%
Tolero CDR	2/6/17	285,725	0.16%	440,501	0.12%
Total				$2,060,490	0.55%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Assets and Liabilities April 30, 2021 (Unaudited)

	Alger Capital Appreciation Institutional Fund		Alger Focus Equity Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$4,005,273,580		$1,384,410,927
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	3,075,000		11,524
Cash and cash equivalents	—		31,086,534
Receivable for investment securities sold	32,987,043		8,127,943
Receivable for shares of beneficial interest sold	1,982,853		1,956,555
Dividends and interest receivable	889,396		63,769
Receivable from Investment Manager	16,388		—
Security litigation receivable	10,476		2,946
Prepaid expenses	193,258		77,052
Total Assets	4,044,427,994		1,425,737,250
LIABILITIES:
Payable for investment securities purchased	23,069,887		19,883,797
Payable for shares of beneficial interest redeemed	6,740,512		542,137
Bank overdraft	72,964		—
Payable for interfund loans	3,146,000		—
Due to investment advisor	—		15,982
Accrued investment advisory fees	2,356,621		590,904
Accrued distribution fees	227,527		74,940
Accrued shareholder servicing fees	575,107		13,959
Accrued shareholder administrative fees	32,857		12,251
Accrued administrative fees	90,358		31,250
Accrued custodian fees	20,673		9,740
Accrued transfer agent fees	1,017,595		73,802
Accrued printing fees	26,774		12,961
Accrued professional fees	30,676		26,889
Accrued trustee fees	8,010		2,588
Accrued fund accounting fees	95,597		36,074
Accrued other expenses	5,521		2,539
Total Liabilities	37,516,679		21,329,813
NET ASSETS	$4,006,911,315		$1,404,407,437
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,730,514,059		869,985,602
Distributable earnings	2,276,397,256		534,421,835
NET ASSETS	$4,006,911,315		$1,404,407,437
* Identified cost	$2,126,721,938(a	)	$952,379,470(b	)
** Identified cost	$3,075,000(a	)	$345,713(b	)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Assets and Liabilities April 30, 2021 (Unaudited) (Continued)

	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund
NET ASSETS BY CLASS:
Class A	$—	$100,844,844
Class C	$—	$67,011,164
Class I	$2,244,464,331	$69,085,725
Class R	$550,748,877	$—
Class Y	$617,911,190	$179,333,834
Class Z	$—	$988,131,870
Class Z-2	$593,786,917	$—
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	1,710,319
Class C	—	1,221,253
Class I	49,956,260	1,164,205
Class R	14,697,150	—
Class Y	13,454,757	2,953,718
Class Z	—	16,310,283
Class Z-2	12,960,522	—
NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$—	$58.96
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$—	$62.23
Class C — Net Asset Value Per Share Class C	$—	$54.87
Class I — Net Asset Value Per Share Class I	$44.93	$59.34
Class R — Net Asset Value Per Share Class R	$37.47	$—
Class Y — Net Asset Value Per Share Class Y	$45.93	$60.71
Class Z — Net Asset Value Per Share Class Z	$—	$60.58
Class Z-2 — Net Asset Value Per Share Class Z-2	$45.82	$—
See Notes to Financial Statements.

(a)
At April 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,162,593,539, amounted to $1,845,755,041 which consisted of aggregate gross unrealized appreciation of $1,887,364,078 and aggregate gross unrealized depreciation of $41,609,037.

(b)
At April 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $965,519,521, amounted to $418,902,930 which consisted of aggregate gross unrealized appreciation of $433,396,478 and aggregate gross unrealized depreciation of $14,493,548.

THE ALGER INSTITUTIONAL FUNDS
Statements of Assets and Liabilities April 30, 2021 (Unaudited) (Continued)

	Alger Mid Cap Growth Institutional Fund		Alger Small Cap Growth Institutional Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$136,323,298		$366,468,036
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	799,901		1,619,989
Cash and cash equivalents	325,833		6,245,094
Receivable for investment securities sold	1,418,012		—
Receivable for shares of beneficial interest sold	86,423		2,356,262
Dividends and interest receivable	23,562		40,125
Security litigation receivable	1,855		109
Prepaid expenses	50,215		38,967
Total Assets	139,029,099		376,768,582
LIABILITIES:
Payable for investment securities purchased	1,262,078		868,948
Payable for shares of beneficial interest redeemed	197,363		571,491
Due to investment advisor	545		1,055
Accrued investment advisory fees	86,256		244,823
Accrued distribution fees	2,925		4,468
Accrued shareholder servicing fees	23,835		39,569
Accrued shareholder administrative fees	1,135		3,023
Accrued administrative fees	3,121		8,312
Accrued custodian fees	2,973		3,258
Accrued transfer agent fees	33,526		64,198
Accrued printing fees	4,777		12,610
Accrued professional fees	42,055		39,800
Accrued trustee fees	290		743
Accrued fund accounting fees	11,259		15,683
Accrued other expenses	3,143		3,202
Total Liabilities	1,675,281		1,881,183
NET ASSETS	$137,353,818		$374,887,399
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	77,809,025		185,055,741
Distributable earnings	59,544,793		189,831,658
NET ASSETS	$137,353,818		$374,887,399
* Identified cost	$103,160,041(a	)	$218,574,112(b	)
** Identified cost	$1,522,040(a	)	$2,199,684(b	)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Assets and Liabilities April 30, 2021 (Unaudited) (Continued)

	Alger Mid CapGrowth Institutional Fund	Alger Small Cap Growth Institutional Fund
NET ASSETS BY CLASS:
Class I	$107,996,761	$183,986,395
Class R	$7,177,380	$10,815,996
Class Z-2	$22,179,677	$180,085,008
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I	2,310,584	5,844,019
Class R	175,361	452,649
Class Z-2	467,093	5,634,967
NET ASSET VALUE PER SHARE:
Class I — Net Asset Value Per Share Class I	$46.74	$31.48
Class R — Net Asset Value Per Share Class R	$40.93	$23.89
Class Z-2 — Net Asset Value Per Share Class Z-2	$47.48	$31.96

See Notes to Financial Statements.

(a)
At April 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $106,428,804, amounted to $30,694,395 which consisted of aggregate gross unrealized appreciation of $35,764,384 and aggregate gross unrealized depreciation of $5,069,989.

(b)
At April 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $223,464,853, amounted to $144,623,172 which consisted of aggregate gross unrealized appreciation of $152,047,999 and aggregate gross unrealized depreciation of $7,424,827.

THE ALGER INSTITUTIONAL FUNDS
Statements of Operations for the six months ended April 30, 2021 (Unaudited)

	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$11,221,365	$3,465,272
Interest	141	346
Total Income	11,221,506	3,465,618
EXPENSES:
Investment advisory fees — Note 3(a)	14,140,638	3,292,966
Distribution fees — Note 3(c)
Class A	—	120,583
Class C	—	315,354
Class R	1,371,058	—
Shareholder servicing fees — Note 3(k)	3,495,273	87,919
Shareholder administrative fees — Note 3(f)	196,958	68,511
Administration fees — Note 3(b)	541,633	174,147
Custodian fees	71,466	35,342
Interest expenses	26,243	1,789
Transfer agent fees — Note 3(f)	1,009,373	100,598
Printing fees	45,526	30,147
Professional fees	71,865	33,720
Registration fees	38,542	32,546
Trustee fees — Note 3(g)	48,121	15,455
Fund accounting fees	270,886	101,861
Other expenses	104,058	27,215
Total Expenses	21,431,640	4,438,153
Less, expense reimbursements/waivers — Note 3(a)	(147,112)	(18,692)
Net Expenses	21,284,528	4,419,461
NET INVESTMENT LOSS	(10,063,022)	(953,843)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	455,760,636	116,791,684
Net realized (loss) on foreign currency transactions	(14,985)	(3,840)
Net change in unrealized appreciation on unaffiliated investments	312,708,782	144,935,985
Net change in unrealized appreciation on foreign currency	3,494	—
Net realized and unrealized gain on investments and foreign currency	768,457,927	261,723,829
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$758,394,905	$260,769,986
* Foreign withholding taxes	$210,930	$41,073

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Operations for the six months ended April 30, 2021 (Unaudited) (Continued)

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
INCOME:
Dividends	$255,441	$538,346
Interest	150	1,124
Total Income	255,591	539,470
EXPENSES:
Investment advisory fees — Note 3(a)	506,982	1,397,755
Distribution fees — Note 3(c)
Class R	17,495	27,802
Shareholder servicing fees — Note 3(k)	140,333	251,077
Shareholder administrative fees — Note 3(f)	6,671	17,256
Administration fees — Note 3(b)	18,345	47,455
Custodian fees	15,151	14,374
Interest expenses	442	—
Transfer agent fees — Note 3(f)	31,560	68,792
Printing fees	2,185	11,685
Professional fees	24,616	24,435
Registration fees	16,989	27,571
Trustee fees — Note 3(g)	1,709	4,352
Fund accounting fees	29,115	40,392
Other expenses	7,191	10,534
Total Expenses	818,784	1,943,480
NET INVESTMENT LOSS	(563,193)	(1,404,010)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	29,417,851	47,917,083
Net realized (loss) on foreign currency transactions	(1,897)	—
Net change in unrealized appreciation on unaffiliated investments	3,477,309	30,082,279
Net change in unrealized appreciation on foreign currency	28	—
Net realized and unrealized gain on investments and foreign currency	32,893,291	77,999,362
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,330,098	$76,595,352

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Unaudited)

Alger Capital Appreciation Institutional Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020
Net investment loss	$(10,063,022)	$(12,016,635)
Net realized gain on investments and foreign currency	455,745,651	590,378,334
Net change in unrealized appreciation on investments and foreign currency	312,712,276	461,624,956
Net increase in net assets resulting from operations	758,394,905	1,039,986,655
Dividends and distributions to shareholders:
Class I	(334,101,515)	(200,011,978)
Class R	(93,628,884)	(58,241,889)
Class Y	(77,891,544)	(34,356,897)
Class Z-2	(83,783,950)	(45,806,329)
Total dividends and distributions to shareholders	(589,405,893)	(338,417,093)
Increase (decrease) from shares of beneficial interest transactions:
Class I	40,452,848	(341,194,835)
Class R	18,713,493	(98,309,581)
Class Y	103,658,650	54,422,986
Class Z-2	25,876,335	(22,794,851)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	188,701,326	(407,876,281)
Total increase	357,690,338	293,693,281
Net Assets:
Beginning of period	3,649,220,977	3,355,527,696
END OF PERIOD	$4,006,911,315	$3,649,220,977

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

Alger Focus Equity Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020
Net investment income (loss)	$(953,843)	$228,836
Net realized gain on investments and foreign currency	116,787,844	68,638,861
Net change in unrealized appreciation on investments and foreign currency	144,935,985	205,055,742
Net increase in net assets resulting from operations	260,769,986	273,923,439
Dividends and distributions to shareholders:
Class A	(5,562,411)	(1,113,560)
Class C	(4,078,168)	(803,917)
Class I	(4,326,615)	(1,526,332)
Class Y	(8,557,155)	(1,574,517)
Class Z	(50,310,167)	(8,371,220)
Total dividends and distributions to shareholders	(72,834,516)	(13,389,546)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(2,674,390)	13,845,608
Class C	1,133,323	5,921,949
Class I	(4,190,355)	(33,712,496)
Class Y	34,572,300	26,745,124
Class Z	110,066,888	224,117,879
Net increase from shares of beneficial interest transactions — Note 6	138,907,766	236,918,064
Total increase	326,843,236	497,451,957
Net Assets:
Beginning of period	1,077,564,201	580,112,244
END OF PERIOD	$1,404,407,437	$1,077,564,201

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

Alger Mid Cap Growth Institutional Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020
Net investment loss	$(563,193)	$(744,079)
Net realized gain on investments and foreign currency	29,415,954	14,869,310
Net change in unrealized appreciation on investments and foreign currency	3,477,337	18,493,167
Net increase in net assets resulting from operations	32,330,098	32,618,398
Dividends and distributions to shareholders:
Class I	(11,492,230)	(5,942,045)
Class R	(841,887)	(709,966)
Class Z-2	(2,277,430)	(986,240)
Total dividends and distributions to shareholders	(14,611,547)	(7,638,251)
Increase (decrease) from shares of beneficial interest transactions:
Class I	7,605,839	(7,589,143)
Class R	215,746	(3,375,494)
Class Z-2	2,040,545	2,122,368
Net increase (decrease) from shares of beneficial interest transactions — Note 6	9,862,130	(8,842,269)
Total increase	27,580,681	16,137,878
Net Assets:
Beginning of period	109,773,137	93,635,259
END OF PERIOD	$137,353,818	$109,773,137

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

Alger Small Cap Growth Institutional Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020
Net investment loss	$(1,404,010)	$(1,964,548)
Net realized gain on investments and foreign currency	47,917,083	18,540,662
Net change in unrealized appreciation on investments and foreign currency	30,082,279	52,905,806
Net increase in net assets resulting from operations	76,595,352	69,481,920
Dividends and distributions to shareholders:
Class I	(9,442,561)	(16,684,165)
Class R	(741,154)	(1,835,545)
Class Z-2	(6,376,031)	(8,353,315)
Total dividends and distributions to shareholders	(16,559,746)	(26,873,025)
Increase (decrease) from shares of beneficial interest transactions:
Class I	(2,823,146)	28,151,365
Class R	(1,133,365)	(219,458)
Class Z-2	57,731,560	38,130,343
Net increase from shares of beneficial interest transactions — Note 6	53,775,049	66,062,250
Total increase	113,810,655	108,671,145
Net Assets:
Beginning of period	261,076,744	152,405,599
END OF PERIOD	$374,887,399	$261,076,744

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Institutional Fund	Class I
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$43.16	$35.43	$34.51	$33.96	$26.44	$28.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.12)	(0.14)	(0.07)	(0.05)	–	0.02
Net realized and unrealized gain (loss) on investments	8.83	11.44	4.54	2.79	7.71	(0.02)
Total from investment operations	8.71	11.30	4.47	2.74	7.71	–
Distributions from net realized gains	(6.94)	(3.57)	(3.55)	(2.19)	(0.19)	(2.04)
Net asset value, end of period	$44.93	$43.16	$35.43	$34.51	$33.96	$26.44
Total return	21.57%	34.58%	15.20%	8.46%	29.38%	(0.08)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$2,244,464	$2,105,435	$2,028,574	$2,259,000	$2,451,822	$2,965,503
Ratio of gross expenses to average net assets	1.12%	1.13%	1.16%	1.15%	1.14%	1.12%
Ratio of expense reimbursements to average net assets	–	–	–	–(iii)	–	–
Ratio of net expenses to average net assets	1.12%	1.13%	1.16%	1.15%	1.14%	1.12%
Ratio of net investment income (loss) to average net assets	(0.55)%	(0.36)%	(0.21)%	(0.16)%	0.01%	0.07%
Portfolio turnover rate	41.00%	83.95%	80.36%	64.77%	66.72%	94.56%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Institutional Fund	Class R
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$37.10	$31.05	$30.83	$30.70	$24.03	$26.19
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.18)	(0.26)	(0.20)	(0.19)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments	7.49	9.88	3.97	2.51	6.99	(0.02)
Total from investment operations	7.31	9.62	3.77	2.32	6.86	(0.12)
Distributions from net realized gains	(6.94)	(3.57)	(3.55)	(2.19)	(0.19)	(2.04)
Net asset value, end of period	$37.47	$37.10	$31.05	$30.83	$30.70	$24.03
Total return	21.28%	33.99%	14.69%	7.96%	28.78%	(0.57)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$550,749	$520,172	$525,018	$595,010	$654,966	$578,297
Ratio of gross expenses to average net assets	1.56%	1.58%	1.61%	1.59%	1.62%	1.61%
Ratio of expense reimbursements to average net assets	–	–	–	–(iii)	–	–
Ratio of net expenses to average net assets	1.56%	1.58%	1.61%	1.59%	1.62%	1.61%
Ratio of net investment loss to average net assets	(0.99)%	(0.80)%	(0.67)%	(0.60)%	(0.48)%	(0.41)%
Portfolio turnover rate	41.00%	83.95%	80.36%	64.77%	66.72%	94.56%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Institutional Fund	Class Y
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	From 2/28/2017 (commencement of operations) to 10/31/2017(ii)
Net asset value, beginning of period	$43.91	$35.86	$34.75	$34.05	$28.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.04)	–(iv)	0.05	0.08	0.02
Net realized and unrealized gain on investments	9.00	11.62	4.61	2.81	5.18
Total from investment operations	8.96	11.62	4.66	2.89	5.20
Distributions from net realized gains	(6.94)	(3.57)	(3.55)	(2.19)	–
Net asset value, end of period	$45.93	$43.91	$35.86	$34.75	$34.05
Total return	21.79%	35.10%	15.69%	8.90%	18.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$617,911	$484,362	$337,299	$166,778	$97,889
Ratio of gross expenses to average net assets	0.80%	0.82%	0.84%	0.83%	0.85%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.07)%	(0.09)%	(0.10)%	(0.10)%
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.73%	0.75%
Ratio of net investment income (loss) to average net assets	(0.18)%	(0.01)%	0.14%	0.22%	0.10%
Portfolio turnover rate	41.00%	83.95%	80.36%	64.77%	66.72%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Amount was less than $0.005 per share.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Institutional Fund	Class Z-2
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	From 10/14/2016 (commencement of operations) to 10/31/2016(ii)
Net asset value, beginning of period	$43.83	$35.82	$34.74	$34.08	$26.44	$26.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.05)	(0.02)	0.03	0.06	0.07	0.01
Net realized and unrealized gain (loss) on investments	8.98	11.60	4.60	2.79	7.76	(0.24)
Total from investment operations	8.93	11.58	4.63	2.85	7.83	(0.23)
Distributions from net realized gains	(6.94)	(3.57)	(3.55)	(2.19)	(0.19)	–
Net asset value, end of period	$45.82	$43.83	$35.82	$34.74	$34.08	$26.44
Total return	21.76%	35.02%	15.56%	8.80%	29.83%	(0.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$593,787	$539,253	$464,636	$463,046	$436,145	$2,212
Ratio of gross expenses to average net assets	0.79%	0.82%	0.83%	0.82%	0.84%	3.11%
Ratio of expense reimbursements to average net assets	–	–	–	–(iv)	–	(2.16)%
Ratio of net expenses to average net assets	0.79%	0.82%	0.83%	0.82%	0.84%	0.95%
Ratio of net investment income (loss) to average net assets	(0.22)%	(0.05)%	0.10%	0.16%	0.22%	1.29%
Portfolio turnover rate	41.00%	83.95%	80.36%	64.77%	66.72%	94.56%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund	Class A
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$50.77	$37.33	$34.00	$31.74	$23.95	$24.13
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.10)	(0.07)	–(iii)	(0.06)	0.01	(0.03)
Net realized and unrealized gain on investments	11.68	14.29	4.95	3.55	7.78	0.12
Total from investment operations	11.58	14.22	4.95	3.49	7.79	0.09
Dividends from net investment income	–	(0.02)	–	–	–	–
Distributions from net realized gains	(3.39)	(0.76)	(1.62)	(1.23)	–	(0.27)
Net asset value, end of period	$58.96	$50.77	$37.33	$34.00	$31.74	$23.95
Total return(iv)	23.49%	38.75%	15.56%	11.33%	32.53%	0.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$100,845	$89,028	$53,533	$43,621	$23,693	$25,524
Ratio of gross expenses to average net assets	0.92%	0.95%	1.00%	1.03%	1.11%	1.26%
Ratio of expense reimbursements to average net assets	–	–	–	–	–	(0.07)%
Ratio of net expenses to average net assets	0.92%	0.95%	1.00%	1.03%	1.11%	1.19%
Ratio of net investment income (loss) to average net assets	(0.37)%	(0.16)%	(0.01)%	(0.17)%	0.03%	(0.13)%
Portfolio turnover rate	61.60%	99.52%	134.50%	135.54%	98.57%	127.40%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund	Class C
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$47.63	$35.30	$32.47	$30.59	$23.27	$23.62
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.29)	(0.38)	(0.26)	(0.31)	(0.21)	(0.20)
Net realized and unrealized gain on investments	10.92	13.47	4.71	3.42	7.53	0.12
Total from investment operations	10.63	13.09	4.45	3.11	7.32	(0.08)
Distributions from net realized gains	(3.39)	(0.76)	(1.62)	(1.23)	–	(0.27)
Net asset value, end of period	$54.87	$47.63	$35.30	$32.47	$30.59	$23.27
Total return(iii)	23.02%	37.73%	14.68%	10.51%	31.46%	(0.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$67,011	$57,067	$37,169	$26,366	$18,660	$12,021
Ratio of gross expenses to average net assets	1.68%	1.71%	1.75%	1.80%	1.90%	2.03%
Ratio of expense reimbursements to average net assets	–	–	–	–	–	(0.10)%
Ratio of net expenses to average net assets	1.68%	1.71%	1.75%	1.80%	1.90%	1.93%
Ratio of net investment loss to average net assets	(1.12)%	(0.91)%	(0.77)%	(0.93)%	(0.79)%	(0.87)%
Portfolio turnover rate	61.60%	99.52%	134.50%	135.54%	98.57%	127.40%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund	Class I
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$51.07	$37.56	$34.17	$31.88	$24.06	$24.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.09)	(0.03)	0.01	(0.05)	0.01	(0.02)
Net realized and unrealized gain on investments	11.75	14.37	5.00	3.57	7.81	0.12
Total from investment operations	11.66	14.34	5.01	3.52	7.82	0.10
Dividends from net investment income	–(iii)	(0.07)	–	–	–	–
Distributions from net realized gains	(3.39)	(0.76)	(1.62)	(1.23)	–	(0.27)
Net asset value, end of period	$59.34	$51.07	$37.56	$34.17	$31.88	$24.06
Total return(iv)	23.51%	38.81%	15.66%	11.40%	32.50%	0.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$69,086	$63,658	$68,705	$37,070	$23,952	$22,527
Ratio of gross expenses to average net assets	0.91%	0.93%	0.96%	1.02%	1.12%	1.30%
Ratio of expense reimbursements to average net assets	(0.01)%	(0.04)%	(0.04)%	(0.02)%	–	(0.15)%
Ratio of net expenses to average net assets	0.90%	0.89%	0.92%	1.00%	1.12%	1.15%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.06)%	0.04%	(0.13)%	0.02%	(0.09)%
Portfolio turnover rate	61.60%	99.52%	134.50%	135.54%	98.57%	127.40%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund	Class Y
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	From 2/28/2017 (commencement of operations) to 10/31/2017(ii)
Net asset value, beginning of period	$52.12	$38.29	$34.79	$32.33	$26.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.01)	0.07	0.12	0.04	(0.01)
Net realized and unrealized gain on investments	12.01	14.65	5.08	3.65	5.48
Total from investment operations	12.00	14.72	5.20	3.69	5.47
Dividends from net investment income	(0.02)	(0.13)	(0.08)	–	–
Distributions from net realized gains	(3.39)	(0.76)	(1.62)	(1.23)	–
Net asset value, end of period	$60.71	$52.12	$38.29	$34.79	$32.33
Total return(iv)	23.70%	39.17%	15.97%	11.78%	20.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$179,334	$121,688	$69,175	$57,880	$4,319
Ratio of gross expenses to average net assets	0.61%	0.63%	0.66%	0.70%	1.51%
Ratio of expense reimbursements to average net assets	(0.02)%	–	(0.01)%	(0.05)%	(0.86)%
Ratio of net expenses to average net assets	0.59%	0.63%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	(0.05)%	0.16%	0.34%	0.11%	(0.05)%
Portfolio turnover rate	61.60%	99.52%	134.50%	135.54%	98.57%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund	Class Z
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$52.02	$38.21	$34.73	$32.28	$24.30	$24.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	0.06	0.11	0.05	0.07	0.03
Net realized and unrealized gain on investments	11.99	14.64	5.07	3.63	7.91	0.13
Total from investment operations	11.97	14.70	5.18	3.68	7.98	0.16
Dividends from net investment income	(0.02)	(0.13)	(0.08)	–	–	–
Distributions from net realized gains	(3.39)	(0.76)	(1.62)	(1.23)	–	(0.27)
Net asset value, end of period	$60.58	$52.02	$38.21	$34.73	$32.28	$24.30
Total return(iii)	23.68%	39.20%	15.93%	11.74%	32.84%	0.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$988,132	$746,122	$351,530	$172,900	$61,721	$15,693
Ratio of gross expenses to average net assets	0.61%	0.63%	0.66%	0.71%	0.84%	1.05%
Ratio of expense reimbursements to average net assets	–	–	–	(0.02)%	–	(0.12)%
Ratio of net expenses to average net assets	0.61%	0.63%	0.66%	0.69%	0.84%	0.93%
Ratio of net investment income (loss) to average net assets	(0.06)%	0.13%	0.29%	0.15%	0.25%	0.12%
Portfolio turnover rate	61.60%	99.52%	134.50%	135.54%	98.57%	127.40%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Institutional Fund	Class I
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$40.47	$31.04	$30.20	$28.65	$21.59	$22.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.20)	(0.27)	(0.21)	(0.25)	(0.13)	(0.05)
Net realized and unrealized gain (loss) on investments	11.80	12.27	3.03	1.80	7.19	(0.90)
Total from investment operations	11.60	12.00	2.82	1.55	7.06	(0.95)
Distributions from net realized gains	(5.33)	(2.57)	(1.98)	–	–	–
Net asset value, end of period	$46.74	$40.47	$31.04	$30.20	$28.65	$21.59
Total return	29.83%	41.71%	10.76%	5.44%	32.70%	(4.21)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$107,997	$86,228	$73,274	$79,954	$85,890	$81,782
Ratio of gross expenses to average net assets	1.25%	1.35%	1.35%	1.34%	1.28%	1.25%
Ratio of net expenses to average net assets	1.25%	1.35%	1.35%	1.34%	1.28%	1.25%
Ratio of net investment loss to average net assets	(0.87)%	(0.80)%	(0.70)%	(0.80)%	(0.50)%	(0.24)%
Portfolio turnover rate	93.89%	180.30%	182.64%	127.57%	157.49%	95.75%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Institutional Fund	Class R
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$36.07	$28.06	$27.64	$26.35	$19.96	$20.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.27)	(0.36)	(0.32)	(0.36)	(0.24)	(0.16)
Net realized and unrealized gain (loss) on investments	10.46	10.94	2.72	1.65	6.63	(0.84)
Total from investment operations	10.19	10.58	2.40	1.29	6.39	(1.00)
Distributions from net realized gains	(5.33)	(2.57)	(1.98)	–	–	–
Net asset value, end of period	$40.93	$36.07	$28.06	$27.64	$26.35	$19.96
Total return	29.53%	41.03%	10.24%	4.90%	32.01%	(4.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$7,177	$6,093	$7,952	$10,672	$12,943	$13,093
Ratio of gross expenses to average net assets	1.73%	1.83%	1.85%	1.82%	1.81%	1.82%
Ratio of net expenses to average net assets	1.73%	1.83%	1.85%	1.82%	1.81%	1.82%
Ratio of net investment loss to average net assets	(1.34)%	(1.22)%	(1.18)%	(1.28)%	(1.04)%	(0.81)%
Portfolio turnover rate	93.89%	180.30%	182.64%	127.57%	157.49%	95.75%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Institutional Fund	Class Z-2
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	From 10/14/2016 (commencement of operations) to 10/31/2016(ii)
Net asset value, beginning of period	$40.99	$31.31	$30.36	$28.72	$21.59	$21.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.13)	(0.16)	(0.12)	(0.17)	(0.08)	0.04
Net realized and unrealized gain (loss) on investments	11.95	12.41	3.05	1.81	7.21	(0.40)
Total from investment operations	11.82	12.25	2.93	1.64	7.13	(0.36)
Distributions from net realized gains	(5.33)	(2.57)	(1.98)	–	–	–
Net asset value, end of period	$47.48	$40.99	$31.31	$30.36	$28.72	$21.59
Total return	30.03%	42.18%	11.08%	5.74%	33.02%	(1.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$22,180	$17,452	$12,409	$11,316	$8,810	$113
Ratio of gross expenses to average net assets	0.95%	1.05%	1.09%	1.08%	1.14%	32.21%
Ratio of expense reimbursements to average net assets	–	(0.01)%	(0.04)%	(0.03)%	(0.09)%	(31.16)%
Ratio of net expenses to average net assets	0.95%	1.04%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	(0.57)%	(0.48)%	(0.40)%	(0.53)%	(0.31)%	4.35%
Portfolio turnover rate	93.89%	180.30%	182.64%	127.57%	157.49%	95.75%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Institutional Fund	Class I
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$25.77	$21.49	$22.53	$20.52	$14.83	$23.10
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.14)	(0.24)	(0.25)	(0.22)	(0.14)	(0.10)
Net realized and unrealized gain (loss) on investments	7.40	8.32	1.95	2.81	5.83	(0.54)
Total from investment operations	7.26	8.08	1.70	2.59	5.69	(0.64)
Dividends from net investment income	–	(0.03)	–	–	–	–
Distributions from net realized gains	(1.55)	(3.77)	(2.74)	(0.58)	–	(7.63)
Net asset value, end of period	$31.48	$25.77	$21.49	$22.53	$20.52	$14.83
Total return	28.74%	44.12%	10.20%	12.96%	38.37%	(3.76)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$183,986	$152,183	$95,853	$132,526	$130,527	$129,188
Ratio of gross expenses to average net assets	1.24%	1.30%	1.35%	1.32%	1.32%	1.28%
Ratio of net expenses to average net assets	1.24%	1.30%	1.35%	1.32%	1.32%	1.28%
Ratio of net investment loss to average net assets	(0.92)%	(1.10)%	(1.16)%	(1.00)%	(0.77)%	(0.67)%
Portfolio turnover rate	25.59%	23.78%	14.93%	28.20%	29.70%	55.08%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Institutional Fund	Class R
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$19.92	$17.48	$18.97	$17.44	$12.67	$20.92
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.16)	(0.27)	(0.28)	(0.27)	(0.19)	(0.16)
Net realized and unrealized gain (loss) on investments	5.68	6.48	1.53	2.38	4.96	(0.46)
Total from investment operations	5.52	6.21	1.25	2.11	4.77	(0.62)
Distributions from net realized gains	(1.55)	(3.77)	(2.74)	(0.58)	–	(7.63)
Net asset value, end of period	$23.89	$19.92	$17.48	$18.97	$17.44	$12.67
Total return	28.43%	43.38%	9.67%	12.48%	37.65%	(4.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$10,816	$9,940	$8,690	$9,238	$11,253	$12,675
Ratio of gross expenses to average net assets	1.72%	1.80%	1.81%	1.77%	1.82%	1.80%
Ratio of net expenses to average net assets	1.72%	1.80%	1.81%	1.77%	1.82%	1.80%
Ratio of net investment loss to average net assets	(1.38)%	(1.58)%	(1.63)%	(1.44)%	(1.27)%	(1.20)%
Portfolio turnover rate	25.59%	23.78%	14.93%	28.20%	29.70%	55.08%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Institutional Fund	Class Z-2
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	From 8/1/2016 (commencement of operations) to 10/31/2016(ii)
Net asset value, beginning of period	$26.10	$21.76	$22.70	$20.60	$14.84	$15.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.10)	(0.18)	(0.17)	(0.15)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	7.51	8.42	1.97	2.83	5.85	(0.48)
Total from investment operations	7.41	8.24	1.80	2.68	5.76	(0.51)
Dividends from net investment income	–	(0.13)	–	–	–	–
Distributions from net realized gains	(1.55)	(3.77)	(2.74)	(0.58)	–	–
Net asset value, end of period	$31.96	$26.10	$21.76	$22.70	$20.60	$14.84
Total return	28.96%	44.55%	10.61%	13.35%	38.81%	(3.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$180,085	$98,954	$47,863	$49,552	$67,268	$41,787
Ratio of gross expenses to average net assets	0.93%	0.99%	1.02%	1.00%	1.03%	1.07%
Ratio of expense reimbursements to average net assets	–	(0.01)%	(0.03)%	(0.01)%	(0.04)%	(0.08)%
Ratio of net expenses to average net assets	0.93%	0.98%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.63)%	(0.79)%	(0.81)%	(0.66)%	(0.51)%	(0.76)%
Portfolio turnover rate	25.59%	23.78%	14.93%	28.20%	29.70%	55.08%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four series — Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, R, Y, Z and Z-2. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I, R, Y and Z-2 shares are sold to institutional investors without an initial or deferred sales charge and Class Z Shares are generally subject to a minimum initial investment of $500,000. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of a Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:

(a)     Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (the “Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00
p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Trust’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

(b)     Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c)     Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)     Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e)     Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(f)      Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for the tax years 2017-2020. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(g)     Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(h)     Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments that are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a)     Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust's Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2021, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Institutional Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.72%
Alger Focus Equity Fund(b)	0.52%	—	—	—	—	0.52%
Alger Mid Cap Growth Institutional Fund(c)	0.76%	0.70%	—	—	—	0.76%
Alger Small Cap Growth Institutional Fund(c)	0.81%	0.75%	—	—	—	0.81%

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.
(b) Tier 1 rate is paid on all assets.
(c) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

Alger Management has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses) through February 28, 2023 to the extent necessary to limit the total annual fund operating expenses exceed the rates, based on average daily net assets, listed in the table below:

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	CLASS						FEES WAIVED / REIMBURSED FOR THE SIX MONTHS ENDED
	A	C	I	Y	Z	Z-2	APRIL 30, 2021
Alger Capital Appreciation Institutional Fund	–	–	–	0.75%	–	0.85%(a)	$147,112
Alger Focus Equity Fund	–	–	–(b)	0.58%(b)	0.63%(b)	–	18,692
Alger Mid Cap Growth Institutional Fund	–	–	–	–	–	0.99%(c)	–
Alger Small Cap Growth Institutional Fund	–	–	–	–	–	0.99	–

(a) Prior to March 1, 2021, the expense cap for the Alger Capital Appreciation Institutional Fund Class Z-2 shares was 0.00%.
(b) Prior to March 1, 2021, the expense cap for the Alger Focus Equity Fund Class shares I was 0.89%, Class Y shares 0.65% and Class Z shares was 0.68%.
(c) Prior to March 1, 2021, the expense cap for the Alger Mid Cap Growth Institutional Fund Class Z-2 was 1.05%.

Alger Management may, during the term of the contract, recoup any fees waived or expenses reimbursed pursuant to the contract to the extent that such recoupment would not cause the expense ratio to exceed the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment by Alger Management, after repayment of the recoupment is taken into account. For the period ended April 30, 2021, the recoupments made by the Funds to the Investment Manager for the Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund were
$15,982, $545 and $1,055, respectively.

(b)     Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust's Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.
(c) Distribution Fees:

Class A Shares: The Trust has adopted a Distribution Plan pursuant to which Class A shares of Alger Focus Equity Fund pays Fred Alger & Company, LLC, the Trust’s distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”) a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the Fund to compensate Alger LLC for its activities and expenses incurred in distributing the share class and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of Alger Focus Equity Fund pays Alger LLC a fee at the annual rate of 1% of the average daily net assets of the Class C shares of the Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or servicing the Class C shares. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund issuing such shares pays Alger LLC a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or servicing the Class R shares. The fees paid may be more or less than the expenses incurred by the Distributor.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(d)     Sales Charges: Sales of shares of the Alger Focus Equity Fund may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2021, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT DEFERRED SALES CHARGES
Alger Focus Equity Fund	$3,254

(e)     Brokerage Commissions: During the six months ended April 30, 2021, the Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger LLC commissions of $212,992, $70,291, $16,773 and $17,568, respectively, in connection with securities transactions.

(f)      Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for its liaising with, providing administrative oversight of, the Trust’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets of the Class I, Class R, Class Y, Class Z and Class Z-2 shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2021, Alger Management charged back to Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $831,231, $49,208, $24,425 and $46,659, respectively, for these services, which are included in the transfer agent fees in the accompanying Statements of Operations.

(g)     Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”) receives a fee of $142,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Funds, The Alger Funds II, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Prior to January 1, 2021, each Independent Trustee received a fee of $134,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board received additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h)     Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie Capital, LLC. There were no interfund trades during the six months ended April 30, 2021.
(i)      Interfund Loans: The Funds, along with other funds in Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. As of April 30, 2021, Alger Capital Appreciation Institutional Fund borrowed
$3,146,170, including interest, from Alger Small Cap Focus Fund at a rate of 1.06%, which was payable May 3, 2021.

During the six months ended April 30, 2021, Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund and Alger Mid Cap Growth Institutional Fund incurred interfund loan interest expenses of $24,050, $1,137 and $318 respectively, which are included in interest in the accompanying Statements of Operations.

(j)      Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At April 30, 2021, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	Y	Z	Z-2
Alger Capital Appreciation Institutional Fund	–	415	–	4,518
Alger Focus Equity Fund	14,581	408	38,745	–
Alger Mid Cap Growth Institutional Fund	–	–	–	4,909
Alger Small Cap Growth Institutional Fund	–	–	–	7,733

(k)      Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger LLC whereby Alger LLC provides Class I shares and Class R shares of the applicable Funds with ongoing servicing of shareholder accounts. As compensation for such services, the Class I shares and Class R shares of each applicable Fund pay Alger LLC a monthly fee at an annual rate of 0.25% of the value of the average daily net assets of those classes. The fees paid may be more or less than the expenses incurred by the Distributor.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities and short-term securities, for the six months ended April 30, 2021:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$1,597,448,696	$1,993,536,976
Alger Focus Equity Fund	812,879,912	765,065,225
Alger Mid Cap Growth Institutional Fund	121,452,263	125,918,366
Alger Small Cap Growth Institutional Fund	136,447,313	81,625,243

NOTE 5 — Borrowing:

The Funds may borrow from Brown Brothers Harriman & Co., the Funds’ Custodian (the “Custodian”), on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the six months ended April 30, 2021, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Institutional Fund	$4,760,709	1.11%
Alger Focus Equity Fund	275,898	1.30
Alger Mid Cap Growth Institutional Fund	71,212	1.25

The highest amount borrowed from the Custodian and other funds during the six months ended April 30, 2021 by each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Institutional Fund	$95,005,000
Alger Focus Equity Fund	8,203,337
Alger Mid Cap Growth Institutional Fund	3,569,586

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. During the period ended April 30, 2021 and the year ended October 31, 2020, transactions of shares of beneficial interest were as follows:

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	4,896,575	$213,336,029	9,512,752	$354,784,336
Dividends reinvested	7,958,968	329,262,481	5,785,382	196,992,265
Shares redeemed	(11,676,350)	(502,145,662)	(23,770,207)	(892,971,436)
Net increase (decrease)	1,179,193	$40,452,848	(8,472,073)	$(341,194,835)
Class R:
Shares sold	765,616	$28,195,044	1,740,073	$56,013,443
Dividends reinvested	2,698,456	93,258,631	1,943,976	57,114,016
Shares redeemed	(2,787,313)	(102,740,182)	(6,570,339)	(211,437,040)
Net increase (decrease)	676,759	$18,713,493	(2,886,290)	$(98,309,581)
Class Y:
Shares sold	2,464,703	$108,961,066	4,082,027	$154,355,254
Dividends reinvested	1,699,103	71,753,136	925,653	31,953,564
Shares redeemed	(1,739,803)	(77,055,552)	(3,383,026)	(131,885,832)
Net increase	2,424,003	$103,658,650	1,624,654	$54,422,986
Class Z-2:
Shares sold	1,092,685	$49,067,203	3,153,670	$122,079,625
Dividends reinvested	1,986,370	83,705,657	1,327,202	45,761,941
Shares redeemed	(2,421,910)	(106,896,525)	(5,147,635)	(190,636,417)
Net increase (decrease)	657,145	$25,876,335	(666,763)	$(22,794,851)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Focus Equity Fund
Class A:
Shares sold	291,790	$16,067,028	756,504	$33,006,385
Shares converted from Class C	20,622	1,175,712	197	10,336
Dividends reinvested	101,841	5,447,453	28,146	1,090,390
Shares redeemed	(457,449)	(25,364,583)	(465,365)	(20,261,503)
Net increase (decrease)	(43,196)	$(2,674,390)	319,482	$13,845,608
Class C:
Shares sold	94,199	$4,895,079	333,777	$13,412,154
Shares converted to Class A	(22,133)	(1,175,712)	(210)	(10,336)
Dividends reinvested	79,104	3,948,864	20,918	765,179
Shares redeemed	(128,131)	(6,534,908)	(209,117)	(8,245,048)
Net increase	23,039	$1,133,323	145,368	$5,921,949
Class I:
Shares sold	273,066	$15,318,527	1,023,198	$42,760,856
Dividends reinvested	75,865	4,083,795	37,422	1,457,601
Shares redeemed	(431,117)	(23,592,677)	(1,643,204)	(77,930,953)
Net decrease	(82,186)	$(4,190,355)	(582,584)	$(33,712,496)
Class Y:
Shares sold	603,771	$34,072,975	916,312	$44,292,550
Dividends reinvested	145,885	8,025,161	35,839	1,421,385
Shares redeemed	(130,511)	(7,525,836)	(424,315)	(18,968,811)
Net increase	619,145	$34,572,300	527,836	$26,745,124
Class Z:
Shares sold	3,298,138	$187,556,328	8,107,523	$359,259,793
Dividends reinvested	914,460	50,203,839	210,801	8,343,502
Shares redeemed	(2,244,774)	(127,693,279)	(3,175,558)	(143,485,416)
Net increase	1,967,824	$110,066,888	5,142,766	$224,117,879

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	290,461	$13,318,332	318,705	$10,667,833
Dividends reinvested	265,104	11,365,021	194,914	5,771,390
Shares redeemed	(375,689)	(17,077,514)	(743,767)	(24,028,366)
Net increase (decrease)	179,876	$7,605,839	(230,148)	$(7,589,143)
Class R:
Shares sold	34,848	$1,416,696	43,711	$1,263,197
Dividends reinvested	21,723	816,986	23,447	621,356
Shares redeemed	(50,110)	(2,017,936)	(181,655)	(5,260,047)
Net increase (decrease)	6,461	$215,746	(114,497)	$(3,375,494)
Class Z-2:
Shares sold	84,091	$4,041,861	140,999	$5,818,711
Dividends reinvested	45,688	1,987,879	32,511	972,401
Shares redeemed	(88,487)	(3,989,195)	(144,060)	(4,668,744)
Net increase	41,292	$2,040,545	29,450	$2,122,368

Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	1,718,260	$52,481,227	4,210,802	$93,971,359
Dividends reinvested	314,064	9,029,341	870,649	16,394,317
Shares redeemed	(2,094,676)	(64,333,714)	(3,635,194)	(82,214,311)
Net increase (decrease)	(62,352)	$(2,823,146)	1,446,257	$28,151,365
Class R:
Shares sold	91,307	$2,108,309	95,511	$1,616,821
Dividends reinvested	33,490	732,104	122,794	1,795,254
Shares redeemed	(171,182)	(3,973,778)	(216,466)	(3,631,533)
Net increase (decrease)	(46,385)	$(1,133,365)	1,839	$(219,458)
Class Z-2:
Shares sold	2,546,581	$79,816,146	2,100,922	$50,447,038
Dividends reinvested	213,916	6,235,667	437,592	8,322,998
Shares redeemed	(917,313)	(28,320,253)	(946,708)	(20,639,693)
Net increase	1,843,184	$57,731,560	1,591,806	$38,130,343

NOTE 7 — Income Tax Information:

At October 31, 2020, the Funds, for federal income tax purposes, had no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of April 30, 2021 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Institutional Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$546,567,549	$546,567,549	$—	$—
Consumer Discretionary	855,499,750	796,935,875	54,482,806	4,081,069
Consumer Staples	49,452,411	49,452,411	—	—
Financials	146,161,940	146,161,940	—	—
Healthcare	315,938,675	315,938,675	—	—
Industrials	216,187,484	216,187,484	—	—
Information Technology	1,825,064,314	1,825,064,314	—	—
Materials	41,458,802	41,458,802	—	—
TOTAL COMMON STOCKS	$3,996,330,925	$3,937,767,050	$54,482,806	$4,081,069
REAL ESTATE INVESTMENT TRUST
Real Estate		8,942,655	—	—
SPECIAL PURPOSE VEHICLE	8,942,655
Information Technology	3,075,000	—	—	3,075,000
TOTAL INVESTMENTS IN SECURITIES	$4,008,348,580	$3,946,709,705	$54,482,806	$7,156,069

Alger Focus Equity Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$215,248,186	$215,248,186	$—	$—
Consumer Discretionary	242,936,091	234,423,911	8,512,180	—
Consumer Staples	25,569,792	25,569,792	—	—
Financials	54,368,694	54,368,694	—	—
Healthcare	112,273,021	112,273,021	—	—
Industrials	92,429,947	92,429,947	—	—
Information Technology	641,585,196	641,585,196	—	—
TOTAL COMMON STOCKS	$1,384,410,927	$1,375,898,747	$8,512,180	$—
PREFERRED STOCKS
Healthcare	11,524	—	—	11,524
TOTAL INVESTMENTS IN SECURITIES	$1,384,422,451	$1,375,898,747	$8,512,180	$11,524

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Institutional Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$11,277,544	$11,277,544	$—	$—
Consumer Discretionary	26,238,252	24,097,254	2,140,998	—
Consumer Staples	1,800,027	1,800,027	—	—
Financials	3,309,625	3,309,625	—	—
Healthcare	27,998,574	27,998,574	—	—
Industrials	15,235,124	15,235,124	—	—
Information Technology	43,035,973	43,035,973	—	—
TOTAL COMMON STOCKS	$128,895,119	$126,754,121	$2,140,998	$—
PREFERRED STOCKS
Healthcare	24,901	—	—	24,901
WARRANTS
Healthcare	2,448,052	—	2,448,052	—
RIGHTS
Healthcare	352,468	—	—	352,468
REAL ESTATE INVESTMENT TRUST
Real Estate	4,627,659	4,627,659	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	775,000	—	—	775,000
TOTAL INVESTMENTS IN SECURITIES	$137,123,199	$131,381,780	$4,589,050	$1,152,369

Alger Small Cap Growth Institutional Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$24,967,972	$24,967,972	$—	$—
Consumer Discretionary	56,394,424	56,394,424	—	—
Consumer Staples	10,498,064	10,498,064	—	—
Energy	4,253,927	4,253,927	—	—
Financials	6,636,501	6,636,501	—	—
Healthcare	137,153,609	137,153,609	—	—
Industrials	17,957,476	17,957,476	—	—
Information Technology	96,256,607	96,256,607	—	—
Materials	7,684,184	7,684,184	—	—
Real Estate	280,146	280,146	—	—
TOTAL COMMON STOCKS	$362,082,910	$362,082,910	$—	$—
PREFERRED STOCKS
Healthcare	19,989	—	—	19,989
RIGHTS
Healthcare	440,501	—	—	440,501
REAL ESTATE INVESTMENT TRUST
Real Estate	3,944,625	3,944,625	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	1,600,000	—	—	1,600,000
TOTAL INVESTMENTS IN SECURITIES	$368,088,025	$366,027,535	$—	$2,060,490

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Common Stocks
Opening balance at November 1, 2020	$7,562,484
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(3,481,415)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2021	4,081,069
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	$(3,481,415)

Alger Capital Appreciation Institutional Fund	Special Purpose Vehicle
Opening balance at November 1, 2020	$3,075,000
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2021	3,075,000
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	$—

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Focus Equity Fund	Preferred Stocks
Opening balance at November 1, 2020	$11,524
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2021	11,524
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2020	$24,901
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2021	24,901
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	$—

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2020	$291,820
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	60,648
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2021	352,468
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	$60,648

Alger Mid Cap Growth Institutional Fund	Special Purpose Vehicle
Opening balance at November 1, 2020	$550,000
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	225,000
Sales	—
Closing balance at April 30, 2021	775,000
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	$—

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2020	$19,989
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2021	19,989
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	$—

Alger Small Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2020	$364,706
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	75,795
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2021	440,501
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	$75,795

Alger Small Cap Growth Institutional Fund	Special Purpose Vehicle
Opening balance at November 1, 2020	$1,275,000
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	325,000
Sales	—
Closing balance at April 30, 2021	1,600,000
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	$—

* Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following table provides quantitative information about each Fund's Level 3 fair value measurements of the Funds' investments as of April 30, 2021. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Funds' fair value measurements.

	Fair Value April 30, 2021	Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Capital Appreciation Institutional Fund
Common Stocks	$4,081,069	Income Approach	Discount Rate	1.00%-3.40%	N/A
Special Purpose Vehicle	3,075,000	Cost Approach	Priced at Cost	N/A	N/A
Alger Focus Equity Fund
Preferred Stocks	$11,524	Income Approach	Discount Rate	72.50%-77.50%	N/A
Alger Mid Cap Growth Institutional Fund
Preferred Stocks	$24,901	Income Approach	Discount Rate	72.50%-77.50%	N/A
Rights	352,468	Income Approach	Discount Rate Probability of Success	3.40%-5.12% 0.00%-100%	N/A
Special Purpose Vehicle	775,000	Cost Approach	Priced at Cost	N/A	N/A
Alger Small Cap Growth Institutional Fund
Preferred Stocks	$19,989	Income Approach	Discount Rate	72.50%-77.50%	N/A
Rights	440,501	Income Approach	Discount Rate Probability of Success	3.40%-5.12% 0.00%-100%	N/A
Special Purpose Vehicle	1,600,000	Cost Approach	Priced at Cost	N/A	N/A

The significant unobservable inputs used in the fair value measurement of the Fund's securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of April 30, 2021, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign Cash and Cash Equivalents:
Alger Capital Appreciation Institutional Fund	$(72,964)	$—	$(72,964)	$—
Alger Focus Equity Fund	31,086,534	—	31,086,534	—
Alger Mid Cap Growth Institutional Fund	325,833	—	325,833	—
Alger Small Cap Growth Institutional Fund	6,245,094	—	6,245,094	—

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options — The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, the Funds may also buy and sell call and put options on equities and equity indexes. The Funds may also purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds may also purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds may also write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

There were no derivative instruments held by the Funds throughout the six months ended or as of April 30, 2021.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 10 — Principal Risks:

Alger Capital Appreciation Institutional Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger Focus Equity Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Growth Institutional Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Institutional Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the period ended April 30, 2021. Information regarding the Funds’ holdings of such securities is set forth in the following table:

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Security	Value at October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2021
Alger Capital Appreciation Institutional Fund
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	$3,075,000	$–	$–	$–	$–	$–	$3,075,000
Total	$3,075,000	$–	$–	$–	$–	$–	$3,075,000

Security	Value at October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2021
Alger Focus Equity Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$11,524	$–	$–	$–	$–	$–	$11,524
Total	$11,524	$–	$–	$–	$–	$–	$11,524

Security	Value at October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2021
Alger Mid Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$24,901	$–	$–	$–	$–	$–	$24,901
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	550,000	–	–	–	–	–	550,000
Crosslink Ventures Capital LLC, Cl. B	–	225,000	–	–	–	–	225,000
Total	$574,901	$225,000	$–	$–	$–	$–	$799,901

Security	Value at October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2021
Alger Small Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$19,989	$–	$–	$–	$–	$–	$19,989
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	1,275,000	–	–	–	–	–	1,275,000
Crosslink Ventures Capital LLC, Cl. B	–	325,000	–	–	–	–	325,000
Total	$1,294,989	$325,000	$–	$–	$–	$–	$1,619,989

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2021, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2020 and ending April 30, 2021 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2021” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During the Six Months Ended April 30, 2021(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2021(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$ 1,000.00	$ 1,215.70	$ 6.15	1.12%
	Hypothetical(c)	1,000.00	1,019.24	5.61	1.12
Class R	Actual	1,000.00	1,212.80	8.56	1.56
	Hypothetical(c)	1,000.00	1,017.06	7.80	1.56
Class Y	Actual	1,000.00	1,217.90	4.12	0.75
	Hypothetical(c)	1,000.00	1,021.08	3.76	0.75
Class Z-2	Actual	1,000.00	1,217.60	4.34	0.79
	Hypothetical(c)	1,000.00	1,020.88	3.96	0.79

Alger Focus Equity Fund
Class A	Actual	$ 1,000.00	$ 1,170.10	$ 4.95	0.92%
	Hypothetical(c)	1,000.00	1,020.23	4.61	0.92
Class C	Actual	1,000.00	1,220.20	9.25	1.68
	Hypothetical(c)	1,000.00	1,016.46	8.40	1.68
Class I	Actual	1,000.00	1,235.10	4.99	0.90
	Hypothetical(c)	1,000.00	1,020.33	4.51	0.90
Class Y	Actual	1,000.00	1,237.00	3.27	0.59
	Hypothetical(c)	1,000.00	1,021.87	2.96	0.59
Class Z	Actual	1,000.00	1,236.80	3.38	0.61
	Hypothetical(c)	1,000.00	1,021.77	3.06	0.61

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$ 1,000.00	$ 1,298.30	$ 7.12	1.25%
	Hypothetical(c)	1,000.00	1,018.60	6.26	1.25
Class R	Actual	1,000.00	1,295.30	9.85	1.73
	Hypothetical(c)	1,000.00	1,016.22	8.65	1.73
Class Z-2	Actual	1,000.00	1,300.30	5.42	0.95
	Hypothetical(c)	1,000.00	1,020.08	4.76	0.95

Alger Small Cap Growth Institutional Fund
Class I	Actual	$ 1,000.00	$ 1,287.40	$ 7.03	1.24%
	Hypothetical(c)	1,000.00	1,018.65	6.21	1.24
Class R	Actual	1,000.00	1,284.30	9.74	1.72
	Hypothetical(c)	1,000.00	1,016.27	8.60	1.72
Class Z-2	Actual	1,000.00	1,289.60	5.28	0.93
	Hypothetical(c)	1,000.00	1,020.18	4.66	0.93

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•          Social Security number and
•          Account balances and
•          Transaction history and
•          Purchase history and
•          Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?
Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and the Alger ETF Trust.

What we do
How does Alger protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?
We collect your personal information, for example, when you:
•          Open an account or
•          Make deposits or withdrawals from your account or
•          Give us your contact information or
•          Provide account information or
•          Pay us by check.

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
•          sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
•          affiliates from using your information to market to you
•          sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
•          Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and the Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality
(1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Such information may include, but not be limited to, relative weightings and characteristics of the Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month- end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”), the Trust established a liquidity risk management program (the “LRMP”) in December 2018 and the Board, including a majority of the Independent Trustees, appointed the Investment Manager as the administrator of the LRMP. The Board, including a majority of the Independent Trustees, formally approved the LRMP in May of 2019. The Investment Manager administers the LRMP through a Liquidity Risk Committee (the “Committee”) that is chaired by the Investment Manager’s Chief Compliance Officer, who also serves as the Trust’s Chief Compliance Officer. The Board also approved an agreement with Intercontinental Exchange (“ICE”), a third-party vendor that assists the Funds with liquidity classifications required by the Rule. The Committee is responsible for assessing the liquidity risk of the Funds, subject to the oversight of the Investment Manager. The Committee reviews daily investment classification reports, and meets quarterly to continuously monitor the Funds’ liquidity risk and the liquidity of the Funds’ underlying holdings. The Committee also performs stress testing on the Funds’ portfolios periodically throughout the year, and reports the results at the next Committee meeting.

The Board met on December 18, 2020 to review the LRMP pursuant to the Rule and at such meeting the Trust’s Chief Compliance Officer, on behalf of the Investment Manager as the administrator of the LRMP, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness during the past year (the “Report”). The Report covered the period from December 1, 2019 through November 30, 2020 (the “Review Period”).

The Report stated that the Committee assessed each Fund’s liquidity risk by considering qualitative factors such as the Fund’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of the Funds’ liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size and market price impact. The Report described the process for determining that each Fund primarily holds investments that are highly liquid (i.e. greater than 50% of the Fund’s portfolio is invested in highly liquid securities) under the Rule. The Report also stated that the Committee concluded that, when evaluating the effects of the COVID-19 pandemic, and given the nature of the Funds’ underlying investments as well as each Fund’s historical redemption rate, each Fund’s reasonably anticipated trade size (RATS) percentage and market price impact remained appropriate.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Report concluded that, during the Review Period, the Trust’s LRMP operated effectively, is adequate and effectively implemented, that no material changes to the LRMP were made during the Review Period, and none were being recommended.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

THE ALGER INSTITUTIONAL FUNDS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, LLC
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

(This page has been intentionally left blank.)

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AIFSAR

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/ Hal Liebes

Hal Liebes

President

Date:  June 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes

Hal Liebes

President

Date:  June 21, 2021

By:	/s/ Michael D. Martins

Michael D. Martins

Treasurer

Date:  June 21, 2021